                                   PROSPECTUS
                                 June __, 1997

                          Shares of Beneficial Interest
                             Nationwide Income Fund
                        Nationwide Separate Account Trust
                              One Nationwide Plaza
                              Columbus, Ohio 43216

                         For Information and Assistance,
                               Call (614) 249-5134

Nationwide Income Fund (the "Fund") is a diversified portfolio of the Nationwide Separate Account Trust (the "Trust"). The Trust is an open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in six separate mutual funds, each with its own investment objective. This Prospectus relates only to the Nationwide Income Fund. The shares of the Fund are sold to other open-end investment companies created by Nationwide Advisory Services, Inc., the Fund's investment adviser, as well as to life insurance company separate accounts to fund the benefits of variable life insurance policies and annuity contracts.

The Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing in investment grade corporate and U.S. Government debt obligations.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information dated May 1, 1997, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (614) 249-5134, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST, DATED MAY 1, 1997, IS INCORPORATED BY REFERENCE.

SALE OF FUND SHARES

Shares of the Fund may be sold to life insurance company separate accounts (the "Accounts") to fund the benefits of variable life insurance policies or annuity contracts ("Contracts") issued by life insurance companies, as well as to other open-end investment companies (each , a "Fund of Funds") created by Nationwide Advisory Services, Inc. (the "Adviser"), the Fund's investment adviser. The Accounts purchase shares of the Fund in accordance with variable account allocation instructions received from owners of the Contracts. The Fund then uses the proceeds to buy securities for its portfolio. The Adviser, together with a group of subadvisers, manages the portfolio from day to day to accomplish the Fund's investment objective. The types of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces. Each Fund of Funds and Accounts, as a shareholder, has an ownership in the Fund's investments. The Fund also offers to buy back (redeem) shares of the Fund from the Fund of Funds or the Accounts at any time at net asset value.

SUMMARY OF EXPENSES

Shareholder Transaction Expenses                                       None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                                        0.45%
Administrative Fees                                                    0.10%
Other Expenses                                                         0.20%
                                                                     ---------
Total Fund Operating Expenses                                          0.75%
                                                                     =========

Example:

                                                         1 year                    3 years
You would pay the following expenses on a $1,000
investment, assuming (1) 5% annual return and
(2) redemption at the end of each time period              $8                        $24

This summary is provided to assist investors in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

Other Expenses is based on estimated amounts for the fiscal year ending December 31, 1997. The Advisor has agreed to reimburse the Fund total expenses in excess of 0.75% for the fiscal year ending December 31, 1997.

For more information on Fund expenses, see "Management of the Trust:"

INVESTMENT OBJECTIVE AND POLICIES

Nationwide Income Fund (the "Fund") seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing at least 65% of its assets, under normal market conditions, in investment grade corporate and U.S. Government debt obligations. Under normal market conditions, the Fund may invest up to 35% of its assets in cash or cash equivalents, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by these types of securities (collectively, "short-term money market obligations"). For a further discussion of the types of debt obligations in which the Fund may invest, see "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS" below.

In addition, for temporary or emergency purposes, the Fund can invest up to 100% of total assets in short-term money market obligations.

While there is careful selection and constant supervision by a group of professional investment managers, there can be no guarantee that the Fund's objective will be achieved. The investment objective of the Fund is not fundamental and shareholder approval is not required to change the Fund's investment objective.

Management of the Fund

Nationwide Advisory Services, Inc. (the "Adviser") has employed two subadvisers (each, a "Subadviser") each of which will manage part of the Fund's portfolio. Although the Adviser reserves the right to allocate and reallocate the assets among the Subadvisers at any time, it is anticipated that each of the Subadvisers will receive a substantially equal proportion of the funds that are invested in the Fund and will generally retain such assets and any capital appreciation attributable to them.

The Adviser has chosen the Subadvisers because they approach investing in debt obligations in different ways. The Adviser has decided to employ a number of Subadvisers because even successful investment managers may experience fluctuations in performance which may be caused by factors or conditions that affect the particular securities emphasized by that Subadviser or that may impact its particular investment style. As a result of the diversification among securities and styles, the Adviser expects to increase prospects for investment return and to reduce market risk and volatility.

The following is a brief description of the investment strategies for each of the Subadvisers:

NCM Capital Management Group, Inc. ("NCM Capital") manages fixed income securities by selecting a diversified portfolio of investment grade issues in which overall credit risk is minimized. NCM Capital established the average maturity and duration of a portfolio based on the intermediate and longer-term outlook of interest rates, the economy and the financial markets. No attempt is made to manage portfolios based on daily or short-term fluctuations in interest rates or economic statistics.

Subsequent to establishing the average maturity and duration of a portfolio, NCM Capital determines which sectors of the fixed income market offer the most attractive potential returns. Over a market cycle, individual sectors are either emphasized or de-emphasized based on their relative value after analyzing the current and prospective developments in the economy and the financial markets. After determining the sector to be emphasized or de-emphasized, NCM Capital selects the specific issues which offer the greatest potential returns over a selected time horizon.

Smith Graham & Co. Asset Managers, L.P. ("Smith Graham") Smith Graham's investment process centers around maximizing stable cash flows across the yield curve. Cash flows in this context consist of coupon income on fixed income securities, prepayments from mortgage securities and the reinvestment of income and prepayments. Smith Graham begins by analyzing the characteristics that determine performance and then utilizes proprietary software models to identify the least expensive segments of the yield curve. Incremental performance is also obtained by investing in undervalued sectors and undervalued securities.

INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS

Debt Obligations - Debt obligations in which the Fund may invest generally will be investment grade debt obligations, although the Fund may invest up to 35% of its assets in high-quality short-term money market obligations. The Fund's risk and return potential depends in part on the maturity and credit-quality characteristics of the underlying investments in its portfolio. In general, the longer the maturity of a debt obligation, the greater its sensitivity to changes in interest rates. Similarly, debt obligations issued by less creditworthy entities tend to carry higher yields than those with higher credit ratings. The market value of all debt obligations is also affected by changes in the prevailing interest rates. Therefore, the market value of such instruments generally reacts inversely to interest rate changes. If the prevailing interest rates decrease, the market value of debt obligations generally increases. If the prevailing interest rates increase, the market value of debt obligations generally decreases.

Debt obligations in which the Fund may invest include: 1) bonds or bank obligations rated in one of the four highest rating categories by any nationally recognized statistical rating organization ("NRSRO") (e.g., Moody's Investors Service, Inc. or Standard & Poor's Ratings Group); 2) U.S. government securities (as described below); 3) commercial paper rated in one of the two highest ratings categories of any NRSRO; 4) short-term bank obligations that are rated in one of the two highest categories by any NRSRO, with respect to obligations maturing in one year or less; 5) repurchase agreements relating to debt obligations which the Fund could purchase directly; or 6) unrated debt obligations which are determined by the Adviser or a Subadviser to be of comparable quality.

Medium-quality obligations are obligations rated in the fourth highest rating category by any NRSRO. Medium-quality securities, although considered investment-grade, may have some speculative characteristics and may be subject to greater fluctuations in value than higher-rated securities. In addition, the issuers of medium-quality securities may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

All ratings are determined at the time of investment. Any subsequent rating downgrade of a debt obligation will be monitored by the Adviser or a Subadviser to consider what action, if any, the Fund should take consistent with its investment objective; such event will not automatically require the sale of the downgraded securities.

U.S. Government Securities - U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
- the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
- the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
- the Student Loan Marketing Association and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

Mortgage- and Asset-Backed Securities - The Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Repurchase Agreements - The Fund may engage in repurchase agreement transactions as long as the underlying securities are of the type that the Fund would be permitted to purchase directly. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Fund's holding period. The Fund will enter into repurchase agreements with respect to securities in which it may invest with member banks of the Federal Reserve System or certain non-bank dealers. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser or a Subadviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks. See "Repurchase Agreements" in the Statement of Additional Information.

Bank Obligations - The Fund may invest in bank obligations, such as certificates of deposit, banker's acceptances, and time deposits of domestic or foreign banks and their subsidiaries and branches (only if the time deposits are denominated in U.S. dollars), and domestic savings and loan associations. While these bank obligations will be issued by institutions whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC"), the Fund may invest in the obligations in amounts in excess of the FDIC insurance coverage (currently $100,000 per account).

When-Issued Securities - The Fund may invest without limitation in securities purchased on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days (for mortgage-backed securities, the delivery date may extend to as long as 120 days). Purchasing when-issued securities allows the Fund to lock in a fixed price or yield on a security it intends to purchase. However, when the Fund purchases a when-issued security, it immediately assumes the risk of ownership, including the risk of price fluctuation until the settlement date.

The greater the Fund's outstanding commitments for these securities, the greater the exposure to potential fluctuations in the net asset value of a Fund. Purchasing when-issued securities may involve the additional risk that the yield available in the market when the delivery occurs may be higher or the market price lower than that obtained at the time of commitment. Although the Fund may be able to sell these securities prior to the delivery date, it will purchase when-issued securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. When required by guidelines issued by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to secure its outstanding commitments for when-issued securities.

Lending Portfolio Securities - From time to time, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

Borrowing Money - The Fund may borrow money from banks limited by any investment restrictions to 33 1/3% of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes (but not for leverage or the purchase of investments), in an amount up to 5% of the value of the Fund's total assets (including the amount borrowed) valued at the time the borrowing is made.


Portfolio Turnover

The Fund will attempt to purchase securities with the intent of holding them for investment but may purchase and sell portfolio securities whenever the Adviser or a Subadviser believes it to be in the best interests of the Fund. The Fund will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with its investment objective and policies.

The portfolio turnover rate for the Fund is not expected to exceed 150%. Higher turnover rates will generally result in higher transaction costs to the Fund, as well as higher brokerage expenses and higher levels of capital gains. The portfolio turnover rates for the Fund may vary greatly from year to year and within a particular year.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees.

The Board of Trustees sets and reviews policies regarding the operation of the Trust, whereas the officers perform the daily functions of the Trust.

Investment Management of the Fund

The Adviser - Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc., One Nationwide Plaza, Columbus, Ohio 43216, oversees the investment of the assets for the Fund and supervises the daily business affairs of the Fund. Subject to the supervision and direction of the Trustees, the Adviser also determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser does not intend to do so at this time.

The Adviser provides to the Fund investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Fund and thereafter monitoring the performance of the Subadvisers through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the Subadvisers. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of Subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. Although the Adviser will monitor the performance of the Subadvisers, there is no certainty that any Subadviser or the Fund will obtain favorable results at any given time.


The Adviser, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is owned by Nationwide Financial Services, Inc.
(NFS). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. The Fund pays to the Adviser a fee at the annual rate of 0.45% of the Fund's average daily net assets.


The Subadvisers - Subject to the supervision of the Adviser and the Trustees, the Subadvisers each manage separate portions of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such investment decisions shall place purchase and sell orders for securities. No Subadviser shall have any investment responsibility for any portion of the Fund's assets not allocated to it for investment management. For the investment management services they provide to the Fund, each Subadviser receives an annual fee from the Adviser based on the average daily net assets of the portion of the Fund managed by that Subadviser as specified below:

         Subadvisory Fees                         Average Daily Net Assets
              0.25%                               on the first $100 million
              0.15%                              on assets in excess of $100
                                                           million

The fees for each of the Subadvisers are subject to the following annual minimum fees: $15,000 for NCM Capital and $25,000 for Smith Graham.

Below is a brief description of each of the subadvisers.

NCM Capital Management Group, Inc. NCM Capital was founded in 1986 and serves as one of the Fund's Subadvisers. As of September 30, 1996, NCM Capital had approximately $3.86 billion in assets under management, of which $1.35 billion represents fixed income management.

NCM Capital's Chairman of the Board, President and Chief Executive Officer is Maceo K. Sloan. Other directors are Justin F. Beckett, Executive Vice President; Peter J. Anderson, Chairman and Chief Investment Officer of IDS Advisory Group, Inc.; and Morris Goodwin, Jr., Vice President, Corporate Treasurer, American Express Financial Advisers Inc.

NCM Capital is a wholly-owned subsidiary of Sloan Financial Group, Inc. Both NCM Capital and Sloan Financial Group, Inc. are located at 103 West Main Street, 4th Floor, Durham, North Carolina 27701. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM Capital, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM Capital, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company owns 40% as of September 30, 1996.

NCM Capital utilizes a team approach in the management of fixed income portfolios. Although David C. Carter, Vice President and Senior Portfolio Manager, is the portfolio manager who will manage NCM Capital's portion of the Fund, he will interact daily with the other members of the fixed income team for purposes of discussing investment needs, economic trends, and development, and the overall financial markets. Listed below are the members of the fixed income team who will be involved with the Fund and their backgrounds:

         Paul L. Van Kampen, CFA Mr. Van Kampen joined NCM Capital as Senior Vice President and the Director of Fixed Income Research. Prior to joining NCM Capital, he was an Executive Director of Aon Advisors, Inc. Mr. Van Kampen has both an M.A. and B.S. from the University of Alabama and has over 28 years of investment experience.

         David C. Carter Mr. Carter has been a Vice President and Portfolio Manager for NCM since 1992. Formerly he was an Investment Manager in Fixed Income Management at Grace Capital, Inc. and earned an M.B.A. and B.S. from New York University. Mr. Carter has over 19 years of investment experience.

         Lorenzo Newsome Mr. Newsome joined NCM Capital in 1993 as a Vice President and Portfolio Manager. Prior to joining NCM Capital, he was a Quantitative Analyst for the USF&G Corporation. Mr. Newsome acquired his B.S. from the University of Pittsburgh and M.A. from Bowie State University. He has over 8 years of investment experience.

Smith Graham & Co. Asset Managers, L.P. Smith Graham also serves as a sub-adviser to the Fund. Its corporate offices are located at 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007. Smith Graham serves as an investment adviser to a variety of corporate, foundation, public, Taft Hartley and mutual fund clients. The firm provides global and international money management through its affiliate Smith Graham Robeco Global Advisers. As of October 1, 1996, Smith Graham managed approximately $2 billion of assets.

Smith Graham is 60% owned by its Managing General Partner, Smith Graham & Co., Inc., while 40% of the firm is owned by the Dutch based Robeco Group. Smith Graham & Co., Inc. is wholly owned by Gerald B. Smith, Ladell Graham and Jamie
G. House.

The management group of Smith Graham consists of Gerald B. Smith, Chairman and Chief Executive Officer; Ladell Graham, President and Chief Investment Officer; Jamie G. House, Executive Vice President and Chief Financial Officer; and Gilbert A. Garcia, Executive Vice President and Director of Marketing.

The primary portfolio manager of the portion of the Fund's portfolio managed by Smith Graham is Mark Delaney. Mr. Delaney joined Smith Graham in November 1994 and currently serves as a Portfolio Manager. From July 1988 to November 1994, he was a Senior Portfolio Manager for

Transamerica Fund Management. Mr. Delaney has over 15 years of experience in fixed income investing.

Other Services

Under the terms of an Administrative Services Agreement, the Adviser also provides various administrative and accounting services, including daily valuation of each Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these services the Fund pays to the Adviser a fee at the annual rate of 0.10% of the Fund's average daily net assets.

The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., ("NIS"), One Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. NIS is a wholly owned subsidiary of the Adviser.

INVESTMENT IN FUND SHARES

An insurance company may purchase the shares of the Fund at the Fund's net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Fund. Funds of Funds may also purchase shares of the Fund for their portfolios. There is no sales charge. All shares are sold at net asset value.

Shares of the Fund are currently sold only to separate accounts of Nationwide Life Insurance Company and its wholly owned subsidiary Nationwide Life and Annuity Insurance Company to fund the benefits under the Contract and to affiliated Fund of Funds. The address for each of these entities is One Nationwide Plaza, Columbus, Ohio 43216,

All investments in the Fund are credited to the shareholder's account in the form of full and fractional shares of the Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to the Fund are subject to the limits applicable to the Contracts.

SHARE REDEMPTION

Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

The net asset value per share of the Fund is determined once daily, as of 4:00 P.M. on each business day the New York Stock Exchange is open and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence

Day, Labor Day, and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

In determining net asset value, portfolio securities listed on national exchanges or actively traded in the over-the-counter market are valued at the last quoted sale price; if there is no sale on that day, the securities are valued at the prior day's closing price for exchange-traded securities or at the quoted bid price for over-the-counter-traded securities. Other portfolio securities are valued at the quoted prices obtained from an independent pricing organization which employs a combination of methods, including among others, the obtaining and comparison of market valuations from dealers who make markets and deal in such securities and the comparison of valuations with those of other comparable securities in a matrix of such securities. The pricing service activities and results are reviewed by an officer of the Trust. Securities for which market quotations are not readily available are valued at fair value in accordance with procedures adopted by the Board of Trustees.
Expenses and fees are accrued daily.

The Trust may suspend the right of redemption only under the following unusual circumstances:

       o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

       o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

       o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

NET INCOME AND DISTRIBUTIONS

Substantially all of the net investment income, if any, of the Funds will be paid as dividends in March, June, September, and December. In those years in which sales of the Fund's portfolio securities result in net realized capital gains, the Fund will distribute such gains to its shareholders with the December dividend.

ADDITIONAL INFORMATION

Description of Shares - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of the Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue shares from a number of different Funds. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund, but shares of all Funds would vote together in the election of Trustees. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The sole shareholders of the Fund initially will be the affiliated Funds of Funds and Nationwide Life Insurance Company. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

       o designate series of the Trust;

       o change the name of the Trust; or

       o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or changes of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Shareholder Inquiries - All inquiries regarding the Fund should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

PERFORMANCE ADVERTISING FOR THE FUND

The Fund may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average annual total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

TAX STATUS

The Trust's policy is to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Internal Revenue Code (the "Code"). The Fund intends to distribute all its taxable net investment income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

Because each Fund of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income, and distributions of the Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company. The Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Contracts. See the Statement of Additional Information for more specific information.

  The tax treatment of payments made by an Account to a Contractholder is described in the separate account prospectus.

CONTENTS
Sale of Fund Shares
Investment Objective and Policies
Investment Techniques, Considerations and Risk Factors
Management of the Trust
Investment in Fund Shares
Share Redemption
Net Income and Distributions
Additional Information
Performance Advertising for the Fund
Tax Status

INVESTMENT ADVISER AND ADMINISTRATOR
Nationwide Advisory Services, Inc.
One Nationwide Plaza
Columbus, Ohio 43215

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Nationwide Investors Services, Inc.
Box 1492
One Nationwide Plaza
Columbus, Ohio 43216

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215

LEGAL COUNSEL
Druen, Rath & Dietrich
One Nationwide Plaza
Columbus, Ohio 43215

                      STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1997

                        NATIONWIDE SEPARATE ACCOUNT TRUST
                               --TOTAL RETURN FUND
                               --CAPITAL APPRECIATION FUND
                               --GOVERNMENT BOND FUND
                               --MONEY MARKET FUND
                               --SMALL COMPANY FUND
                               --INCOME FUND

      This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectuses for the Funds and should be read in conjunction with the Prospectuses, dated May 1, 1997 for all of the Funds. The Prospectuses may be obtained from Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216, or by calling (614) 249-5134.

Table Of Contents                                                       Page

General Information and History                                            1
Investment Objectives and Policies                                         1
Investment Restrictions                                                   25
Major Shareholders                                                        29
Trustees and Officers of the Trust                                        29
Calculating Yield - The Money Market Fund                                 30
Calculating Yield and Total Return-Non-Money Market Funds                 31
Investment Adviser and Other Services                                     31
Brokerage Allocations                                                     36
Purchases, Redemptions and Pricing of Shares                              38
Additional Information                                                    40
Tax Status                                                                41
Tax Consequences for the Small Company Fund                               42
Tax Consequences to Shareholders                                          43
Appendix A - Bond Ratings                                                 44
Independent Auditors' Report                                              54
Financial Statements                                                      55

General Information And History

         Nationwide Separate Accounts Trust is an open-end investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as amended October 22, 1981, September 3, 1982, April 16, 1987, May 1, 1992, August 9, 1995, November 3, 1995 and October 17, 1996. The Trust offers shares in six separate mutual funds, each with its own investment objective.

Investment Objectives And Policies

         The following information supplements the discussion of the Funds' investment objectives and policies discussed in the Prospectuses.

         The investment policies and types of permitted investments described here may be changed without prior approval by, or notice to, the shareholders. There is no guarantee that the objectives will be realized.

--Total Return Fund

         This Fund's investment objective is to obtain a reasonable, long term total return on invested capital from a flexible combination of dividend return and capital gains. The Fund seeks to achieve its objective through investments in common stocks, convertible issues, money market instruments, and bonds, with a primary emphasis on common stocks.

         While it is the intention of the Fund to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restriction, other than those stated in the investment restrictions.

--Capital Appreciation Fund

         The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objectives primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

         While it is the intention of the Fund to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, or other restriction, other than those stated in the investment restrictions.

         The investment manager will focus mainly on a company's or industry's potential for long term growth, with dividend and interest income being secondary in importance. The manager's evaluation of a company or industry will be based more on probable future earnings, relative financial strength and competitive position. The manager believes this approach will provide a greater return potential over the long run than simply seeking current dividend or interest income. The Fund's portfolio will not be limited to any particular type of company or industry.

--Government Bond Fund

         The investment objective of the Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, it agencies or instrumentalities.

         These securities are of varying types which include but are not limited to:

         Treasury Notes And Bonds - These are direct obligations of the U.S. Government. New issues of notes mature in one to ten years while bonds generally have a maturity of ten years or more.

         Treasury Bills - These are direct obligations of the U.S. Government backed by the full faith and credit of the United States and mature in one year or less.

         Securities Issued By Instrumentalities of the U.S. Government - These securities are issued by federally-chartered instrumentalities. Some of these securities are guaranteed by the United States Treasury or are supported by the issuer's right to borrow from the Treasury and are backed by the credit of the federal instrumentality itself.

Some of these instrumentalities (listed for example purposes only) are:

                            Bank for Cooperatives (COOP)
                            Federal Home Loan Banks (FHLB)
                            Federal National Mortgage Association (FNMA)
                            Government National Mortgage Association (GNMA) Tennessee Valley Authority (TVA)
                            Farmers Home Administration (FHA)

The Government Bond Fund will normally invest at least 65% of its assets in bonds issued by the U.S. Government, and its agencies and instrumentalities. These bonds pay interest at regular intervals, usually semi-annually, and pay principal at maturity.

The Government Bond Fund may invest up to 35% of its assets in zero coupon securities and up to 20% of its assets in securities purchased on a "when-issued" or on a "delayed-delivery" basis, provided those securities are issued or backed by the U.S. Government, its agencies or instrumentalities (for a further description of "when-issued" or "delayed-delivery" transactions, see "Income Fund--When-Issued Securities and Delayed-Delivery Transactions" below). The Government Bond Fund may also enter into repurchase agreements in any of the securities described above (for a description of repurchase agreements, see "Income Fund -Repurchase Agreements" below).

The Government Bond Fund may invest up to 35% of its assets in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. The securities purchased by the Government Bond Fund are issued or guaranteed by U.S. government agencies or instrumentalities.

Government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

The yield characteristics of mortgage-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.

The Government Bond Fund will normally invest no more than 20% of its assets in repurchase agreements or in U.S. Government securities maturing in less than one year. For temporary defensive purposes, however the Fund may invest up to 100% of its assets in these securities.

There is a minimal risk involved in the purchase of U.S. Government or U.S. Government guaranteed securities. Securities issued by U.S. Government agencies or instrumentalities, while perhaps having the implicit backing of the U.S. Government, may not have an explicit guarantee of the payment of principal and interest.

The value of shares of the Government Bond Fund will vary inversely with changes in interest rates. As with any fixed income investment, interest rate risk does exist; i.e., when interest rates decline, the market value of a portfolio can be expected to rise; conversely, when interest rates rise, the market value of the portfolio can be expected to fall. While the Government Bond Fund will engage in portfolio trading to manage this risk (i.e., shortening the average maturity of the portfolio in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the portfolio in anticipation of a decline in interest rates so as to maximize appreciation of capital) there is no assurance that capital will be preserved. Thus, the Government Bond Fund is designed for those willing to accept market fluctuations to obtain income.

--Money Market Fund

The investment objective of this Fund is to seek as high a level of current income as it considered consistent with the preservation of capital and liquidity through investments in a portfolio of money market instruments with remaining maturities of 397 days or less. The Fund seeks to achieve its objective by investing primarily in instruments receiving a rating in one of the two highest categories by the following six nationally recognized statistical rating organizations ("NRSROs"): Duff and Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), Moody's Investors Service Inc. ("Moody's"), Standard & Poor's Ratings Group ("Standard & Poor's"), IBCA Limited and its affiliate, IBCA Inc. ("IBCA"), and Thomson Bank Watch ("Thomson"). See Appendix A for a further description of the NRSRO ratings.

The Fund may invest in the following instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation.


         -- repurchase agreements, subject to the restrictions set forth under "Investment Restrictions." Potential risks associated with investment in repurchase agreements are twofold: (a) in the event of default of an issuer and a decrease in the value of the underlying securities below the repurchase price, the Fund could suffer a loss, and (b) in the event of an issuer's bankruptcy, the Fund's ability to dispose of underlying securities could be delayed. (For a further description, see "Income Fund--Repurchase Agreements" below.)

         -- obligations of banks which at the date of investment are rated A2 or better by IBCA or TBW1 by Thomson. Obligations of savings and loan associations (including certificates of deposit and bankers' acceptances) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million; and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation, provided that not more than 10% of the Fund's total assets shall be invested in such insured obligations.

         -- commercial paper which at the date of investment is rated Duff 1 or Duff 2, by D&F, F-1 or F-2 by Fitch, P-1 or P-2 by Moody's, or A-1 or A-2 by Standard & Poor's, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by D&F, AA or better by Fitch, Aa or better by Moody's, or AA or better by Standard & Poor's.

         -- up to 5% of its total assets in commercial paper which at the date of investment is rated F-2 by Fitch, Duff 2 by D&P, P-2 by Moody's, or A-2 by Standard and Poor's. However, the Fund is limited as to the amount it may invest in the commercial paper of a single issuer to the greater of 1% of the Fund's total assets or $1 million.

         -- short-term (maturity in 397 days or less) corporate obligations which at the date of investment are rated AA or better by D&F, AA or better by Fitch, Aa or better by Moody's, or AA or better by Standard & Poor's.

         -- bank loan participation agreements representing corporations and banks having a short-term rating, at the date of investment, of F-1 or F-2 by Fitch, Duff 1 or Duff 2 by D&P, P-1 or P-2 by Moody's or A-1 or A-2 by Standard & Poor's, under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

All the assets of the Fund will be invested in obligations with remaining maturities of 397 days or less and which will be held to maturity. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of, or in response to, changing economic and financial conditions. The Fund will attempt to maximize the return on its investments through careful analysis of a wide range of investments available and different yield relationships existing among various sectors of the market. The average dollar weighted maturity of the Fund's investments may not exceed 90 days. There can be no assurance that the Fund's investment objective will be achieved.

The Fund may invest in the securities of foreign corporate and governmental issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars) in U.S. dollar denominations which at the date of investment are rated A1 or A2 by IBCA or TBW1 by Thomson. Because of this, investment in the Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the portfolio.

-- Income Fund (Operations expected to commence in June 1997)

         The Income Fund seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund intends to pursue its investment objective by investing at least 65% of its assets, under normal market conditions, in investment grade corporate and U.S. Government debt obligations. The Fund may invest the remainder of its portfolio in high quality short-term money market obligations.

Debt Obligations. Debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

         Ratings as Investment Criteria. The Income Fund may invest in high-quality and medium-quality debt obligations which are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by the Fund as initial criteria for the selection of portfolio securities, but the Fund will also rely upon the independent advice of the Subadvisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but the Fund's Subadviser will consider such events in its determination of whether the Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganizations, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Money Market Instruments. The Income Fund may invest in certain types of money market instruments which may include the following types of instruments:

         -- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation;

         -- repurchase agreements;

         -- certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions

         -- commercial paper, which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

         -- high quality short-term (maturity in 397 days or less) corporate obligations;

         -- bank loan participation agreements representing corporations and banks having a high quality short-term rating, at the date of investment, and under which the Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

Mortgage- and Asset-Backed Securities - The Income Fund may purchase both mortgage- and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issues by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties..

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator any other affiliated entities, and the amount and quality of any credit enhancement of the securities.

The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile. With respect to certain stripped securities, such as interest-only ("IO") and principal-only ("PO") classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Repurchase Agreements. In connection with the purchase of a repurchase agreement by the Income Fund, the fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.

When-Issued Securities and Delayed-Delivery Transactions. The Income Fund may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Lending Portfolio Securities. The Income Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund's board of directors or trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

Borrowing. The Income Fund may borrow money from banks, limited by any investment restrictions to 33 1/3% of its total assets. However, the Fund currently intends to borrow money only for temporary or emergency purposes in an amount of up to 5% of the value of the Fund's total asset (including the amount borrowed) valued at the time the borrowing is made. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

Small Company Fund

         The Small Company Fund seeks long-term growth of capital. It seeks to achieve this objective by investing primarily in equity securities of both domestic and foreign small market capitalization companies ("small company stocks"). To attempt to achieve this objective, the Adviser has hired a number of subadvisers to direct the day-to-day management of the Small Company Fund. The following information supplements the discussion of the Fund's objectives, policies and techniques that are described in the Fund's prospectus under "INVESTMENT OBJECTIVES AND POLICIES" and "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS."

         Special Situation Companies. The Small Company Fund may invest in the securities of "special situation companies," which include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. The Fund believes, however, that if a Subadviser analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated.

         Foreign Securities. Investors in the Small Company Fund should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Fund may hold securities and funds in foreign currencies, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Fund may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

         Investments may be made from time to time by the Small Company Fund in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

         The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

         The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

         Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the fund of additional investments in those countries.

         Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

         Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

         Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

         Depositary Receipts. As indicated in the Fund's prospectus, the Small Company Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock. (For further information on these instruments, see the descriptions above for the Government Bond Fund and the Money Market Fund.)

         The Small Company Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         Debt Obligations. While the emphasis of the Small Company Fund's investment is on common stocks and other equity securities (including preferred stocks and securities convertible into or exchangeable for common stocks), it may also invest in money market instruments, U.S. Government or Agency securities, (for further information concerning these securities, see the descriptions above for the Government Bond and the Money Market Funds) and corporate bonds and debentures receiving one of the four highest ratings from a nationally recognized statistical rating organization ("NRSRO"), or if not rated by any NRSRO, deemed comparable by a Subadviser to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The ratings assigned by the NRSROS are described in Appendix A to this Statement of Additional Information.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced, so that the securities would not be eligible for purchase by the Fund. In such a case, the Subadviser will evaluate whether the downgraded security should be disposed of.

         High-Yield (High-Risk) Securities -- In General. The Fund has the authority to invest up to 5% of its net assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and
(iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

         Effect of Interest Rates And Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

         As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market, and accordingly so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

         Payment Expectations. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

         Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on a Subadviser's credit analysis than would be the case with investments in investment-grade debt securities. Each Subadviser will employ its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. When investing in lower-quality securities, each Subadviser will continually monitor the investments in the Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

         Liquidity And Valuation. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.


         Proposed Legislation. From time to time proposals have been discussed, regarding new legislation designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. However, it is possible that if legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

         Convertible Securities. Convertible securities in which the Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

         Warrants. The Small Company Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. The Fund may purchase warrants, valued at the lower of cost or market value, of up to 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants that are not listed on any recognized U.S. or foreign stock exchange. Warrants acquired by the Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

         Repurchase Agreements. The Small Company Fund's custodian or a sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on the repurchase agreement, the Fund will enter into repurchase agreements with certain banks and non-bank dealers, all of whose use has been approved by the Board of Trustees. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Each Subadviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. The Fund will consider on an ongoing basis the creditworthiness of the institutions with which the Fund enters into repurchase agreements. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

         Short Sales "Against The Box". In a short sale, the Small Company Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

         In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position will be maintained by the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will maintain in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position. Not more than 15% of the Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time.

         The Fund does not intend to engage in short sales against the box for investment purposes. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for U.S. federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

         Restricted, Non-Publicly Traded and Illiquid Securities. The Small Company Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the securities act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         The Fund may sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         Each Subadviser will monitor the liquidity of restricted securities in the portion of the Fund it manages under the supervision of the Board and the Adviser. In reaching liquidity decisions, each Subadviser may consider the following factors: (A) the unregistered nature of the security; (B) the frequency of trades and quotes for the security; (C) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (D) dealer undertakings to make a market in the security and (E) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

         When-Issued Securities And Delayed-Delivery Transactions. The Small Company Fund may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage, but may sell the securities before the settlement date if a Subadviser which purchased such security deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.

         When the Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Lending Portfolio Securities. The Small Company Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned. The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the Trust's Trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

         Borrowing. The Small Company Fund may borrow money from banks, limited by the Fund's fundamental investment restriction to 33-1/3% of its total assets, and may engage in reverse repurchase agreements which may be considered a form of borrowing. (See "INVESTMENT TECHNIQUES, CONSIDERATIONS AND RISK FACTORS - Reverse Repurchase Agreements" in the Small Company Fund's Prospectus.) In addition, the Fund may borrow up to an additional 5% of its total assets from banks for temporary or emergency purposes. The Fund will not purchase securities when bank borrowings exceed 5% of the Fund's total assets. The Fund expects that some of its borrowings may be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.

         Derivative Instruments. As discussed in its Prospectus, each of the Small Company Fund's Subadvisers may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options and forward currency contracts to hedge the Fund's portfolio or for risk management.

         The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.

         Special Risks Of Derivative Instruments. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon a Subadviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While each Subadviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered into a short hedge because a Subadviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

         (4) As described below, the Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

         For a discussion of the federal income tax treatment of the Fund's derivative instruments, see "Tax Status" below.

         Options. The Small Company Fund may purchase or write put and call options on securities and indices, and may purchase options on foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by a Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Fund will be obligated to purchase the security at more than its market value.

         The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include European-style options, which are only exercisable at expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

         The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

         The Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the fund and the counter party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the fund as well as the loss of any expected benefit of the transaction.

         The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

         If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

         The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

         The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

         Transactions using options (other than purchased options) expose the Fund to counter party risk. To the extent required by sec guidelines, the Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will also set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


         Spread Transactions. The Small Company Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options it the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

         Futures Contracts. The Small Company Fund may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. The Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when a Subadviser believes it is more advantageous to the Fund than is purchasing the futures contract.

         The Fund will only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of the Fund to trade in futures contracts may be limited by the requirements of the code applicable to a regulated investment company.

         The Fund will not enter into futures contracts and related options for other than "bona fide hedging" purposes for which the aggregate initial margin and premiums required to establish positions exceed 5% of the Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. There is no overall limit on the percentage of the Fund's assets that may be at risk with respect to futures activities. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

         No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

         Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When the fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although the Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

         Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

         If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

         Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

         Swap Agreements. The Small Company Fund may enter into interest rate, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount, " i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregate account consisting of cash, or liquid high grade debt obligations.

         Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on a Subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

         The Fund will enter swap agreements only with counterparties that a Subadviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         Foreign Currency-Related Derivative Strategies - Special Considerations. The Small Company Fund may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

         The Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which a subadviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

         The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

         There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

         Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

         Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase OTC options on foreign currency only when a Subadviser believes a liquid secondary market will exist for a particular option at any specific time.

         Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         At or before the maturity of a forward contract, the Small Company Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

         The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

         Currency Hedging. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Small Company Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency over time.

         A decline in the dollar value of a foreign currency in which the Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

         The Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. The Fund may not position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.

         Securities Of Other Non-Affiliated Investment Companies. Some of the countries in which the Small Company Fund may invest may not permit direct investment by outside investors. investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

         Commercial Paper. The Small Company Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Investment Restrictions

         The following policies, which cannot be changed without the approval of the holders of a majority of the shares of the Fund for which the change is proposed, apply to all of the Funds of the Trust (except the Small Company and Income Funds, whose restrictions are listed separately below), unless otherwise stated.

The Trust may not:

1. borrow money, except an amount equal to no more than 5% of the value of each of the Fund's total assets (calculated when the loan is made) for temporary, emergency purposes or for the clearance of transactions. This limited borrowing authority will not be used to leverage the Funds or to borrow for extended periods of time. This authority is intended to provide the investment manager additional flexibility in the execution of routine daily transactions, and allow for more efficient cash management.

2. purchase securities on margin, but the Trust may obtain such credits as may be necessary for the clearance of purchases and sales of securities.

3.       make short sales of securities.

4.       write or purchase any put or call options.

5. make loans to other persons, except by the purchase of obligations in which the Trust is authorized to invest. The Trust may, however, enter into repurchase agreements, but a Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets (taken at current value) would be subject to repurchase agreements maturing in more than 7 days.

6. purchase voting securities of any issuer or purchase the securities of any issuer if, as a result thereof: (a) more than 5% of a Fund's total assets (taken at current value) would be invested in the securities of such issuer (except that the Money Market Fund may invest up to 10% of its total assets in the highest rated securities of a single issuer for a period of up to three business days thereafter, provided that the Money Market Fund does not make more than one such investment at any one time), (b) a Fund would hold more than 10% of the voting securities of such issuer, or (c) more than 25% of a Fund's total assets (taken at current value) would be concentrated in any one industry. There is, however no limitation on investments in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities. The Money Market Fund only may invest up to 75% of its assets in all finance companies as a group, all banks and bank holding companies as a group, and all utility companies as a group, when in the opinion of management, yield differentials and money market conditions suggest, and when cash is available for such investment and instruments are available for purchase which fulfill the Money Market Fund's objective in terms of quality and marketability.

7. invest in securities which are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions on resale (except for repurchase agreements).

8. purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation. The Trust shall not, however, purchase the securities of any registered investment companies if such purchase at the time thereof would cause more than 10% of the total assets of a Fund, taken at current value, to be invested in the securities of such issuers. Further, the Trust shall not purchase securities issued by any open-end investment company.

9. invest more than 5% of a Fund's total assets (taken at current value) in companies which, including predecessors, have a record of less than three years continuous operation.

10. purchase or retain securities of any issuer, any of whose officers, directors, or securityholders is a trustee, director, or officer of the Trust, or of the Adviser, if or so long as, one or more of such persons owns beneficially more than 1/2% of any class of securities, taken at market value, of such issuer, and such persons owning more than 1/2% of such securities together own beneficially more than 5% of any class of securities of such issuer, taken at market value.

11. act as an underwriter, except as it may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security.

12. invest in companies for the purpose of exercising control or management.

13. purchase or retain real estate (including limited partnership interests, but excluding securities of companies which deal in real estate or interests therein), mineral leases, commodities, or commodity contracts.

14. issue securities except as permitted by the Investment Company Act of 1940.

Investment Restrictions for the Small Company Fund and the Income Fund -- The following are fundamental investment limitations for the Small Company and the Income Fund which cannot be changed without shareholder approval:



The Small Company Fund and the Income Fund:

1. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 (the "1940 Act") which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law. For purposes of this restriction, short sales, the entry into currency transactions, options, futures contracts, options on futures contracts, forward commitment transactions and dollar roll transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

2.       May not issue senior securities, except as permitted under the 1940
         Act.

3. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities.

5. May not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies and limitations through (i) purchase of debt securities or other debt instruments, including loan participations, assignments and structured securities, or (ii) by engaging in repurchase agreements.

6. May not purchase the securities of any issuer if, as a result, more than 25% (taken at current value) of the Fund's total assets would be invested in the securities of issuers, the principal activities of which are in the same industry. This limitation does not apply to securities issued by the U.S. government or its agencies or instrumentalities.

7. May not purchase or sell real estate unless acquired as a result of ownership of securities or instruments, but this restriction shall not prohibit the Fund from purchasing or selling securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

The following are the non-fundamental operating policies of the Small Company Fund and the Income Fund which may be changed by the Board of Trustees of the Trust without shareholder approval:

The Small Company and the Income Fund each may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

5. Purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of issuers that, including predecessor or unconditional guarantors, have a record of less than three years of continuous operation. This policy does not apply to securities of pooled investment vehicles or mortgage or asset-backed securities.

6. Invest in direct interests in oil, gas, or other mineral exploration or development programs or leases, except that the Fund may invest in securities of companies that invest in, engage in, or sponsor oil, gas or mineral exploration or development programs or leases.

7. Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of the borrowing or investment.

8. Purchase or retain the securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund, or one or more of the officers, directors or partners of the adviser or of the subadviser responsible for the investment beneficially owns more than 1/2 of 1% of the outstanding securities of such issuer and together own beneficially more than 5% of the securities of such issuer.

9. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns as a shareholder in accordance with its views.

10. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets.

         Insurance Law Restrictions - In connection with the Trust's agreement to sell shares to the Accounts, the Adviser and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the Accounts would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

Major Shareholders

         As of March 31, 1997, separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company had shared voting and investment power of 94.8% and 5.2% of the shares of the Total Return Fund, 92.7% and 7.3% of the shares of Government Bond Fund, 99.1% and 0.9% of the shares of Money Market Fund, and 96.2% and 3.8% of the shares of Capital Appreciation Fund, respectively. As of March 31, 1997, Nationwide Life Insurance Company owned beneficially 3.8% and had shared voting and investment power for 96.2% of the shares of the Small Company Fund.

         As of March 31, 1997, the Trustees and Officers of the Trust as a group owned less than 1% of the shares of the Funds.

Trustees And Officers Of The Trust

Trustees and Officers

         The principal occupations of the Trustees and Officers during the last five years and their affiliations are:

Dr. John C. Bryant, Trustee.
44 Faculty Place, Wilmington, Ohio.

         Dr. Bryant is Executive Director of the Cincinnati Youth Collaborative. He was formerly Professor of Education, Wilmington College.

Robert M. Duncan, Trustee.
1397 Haddon Road, Columbus, Ohio.

         Mr. Duncan is Vice President and Secretary Emeritus of the Ohio State University. He was formerly a partner in the law firm of Jones, Day, Reavis & Pogue in Columbus, Ohio. He was formerly U.S. District Court Judge, Southern District of Ohio.

Dr. Thomas J. Kerr, IV, Trustee
4890 Smoketalk Lane, Westerville, Ohio.

         Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

Dimon R. McFerson, Trustee*, Chairman.
One Nationwide Plaza, Columbus, Ohio

         Mr. McFerson is Chairman and Chief Executive Officer of the Nationwide Insurance Enterprise.

James F. Laird, Jr., Treasurer.
Three Nationwide Plaza, Columbus, Ohio.

         Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Adviser. He was formerly Treasurer of Nationwide Advisory Services, Inc.

Rae Mercer Pollina, Secretary.
Three Nationwide Plaza, Columbus, Ohio.

         Mrs. Pollina is Corporate Secretary of Nationwide Advisory Services, Inc., the Distributor and Investment Adviser.

  *A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act of 1940.

         The Funds do not pay any fees to Officers or to Trustees who are considered "interested persons" of the Trust. The table below lists the aggregate compensation paid by the Trust to each disinterested Trustee during the fiscal year ended December 31, 1996, and the aggregate compensation paid to each disinterested Trustee during the year by all registered investment companies to which the Adviser provides investment advisory services (the "Nationwide Fund Complex").

         The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

                       Fiscal Year Ended December 31, 1996

                                                                 Total
                                                              Compensation
                                                                from the
                                           Aggregate        Nationwide Fund
                                          Compensation     Complex including
                                         from the Trust        the Trust
                                         --------------        ---------
         Dr. John C. Bryant                  $1,000             $15,500
         Robert M. Duncan                    $1,000             $15,500
         Dr. Thomas J. Kerr IV               $1,000             $15,500


Calculating Yield - The Money Market Fund

         Any current Fund yield quotations, subject to Rule 482 under the Securities Act of 1933, shall consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. The yield shall be calculated by determining the net change, excluding realized and unrealized gains and losses, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 (or 366/7 during a leap year). For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. As of December 31, 1996, the Fund's seven-day current yield was 4.95%. The Fund's effective yield represents an annualization of the current seven day return with all dividends reinvested, and for the period ended December 31, 1996, was 5.07%.

         The Fund's yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the Fund's portfolio, portfolio quality and average maturity, changes in interest rates, and the Fund's expenses. There is no assurance that the yield quoted on any given occasion will remain in effect for any period of time and there is no guarantee that the net asset value will remain constant. It should be noted that a shareholder's investment in the Fund is not guaranteed or insured. Yields of other money market funds may not be comparable if a different base period or another method of calculation is used.

Calculating Yield And Total Return - Non-Money Market Funds

         The Funds may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return or yield quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

         The uniformly calculated average annual total returns for the one year, five year, and ten year periods for the Total Return and Government Bond Funds, ended December 31, 1996 are shown below.

                                     Total                   Government
                                    Return                      Bond
                                    ------                      ----
         1 Year                      21.8%                      3.5%
         5 Years                     13.8%                      7.0%
         10 Years                    12.6%                      8.4%

         The Capital Appreciation Fund began operations on May 1, 1992. Its average annual total return for one year ended December 31, 1996 and for the four years and eight months from May 1, 1992 through December 31, 1996 was 26.1% and 14.8%, respectively. The Small Company Fund began operations on October 23, 1995. It's average total return for the year ended December 31, 1996 and the period from October 23, 1995 through December 31, 1996 was 22.8% and 33.4%, respectively.


         The Government Bond Fund may also from time to time advertise a uniformly calculated yield quotation. This yield is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period, assuming reinvestment of all dividends and distributions. This yield formula uses the average number of shares entitled to receive dividends, provides for semi-annual compounding of interest, and includes a modified market value method for determining amortization. The yield will fluctuate, and there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. The Government Bond Fund yield for the 30-day period ended December 31, 1996 was 6.35%.

Investment Adviser And Other Services

         The Adviser manages the Funds (except the Small Company Fund and the Income Fund) pursuant to an Investment Advisory Agreement (the "Agreement") dated October 22, 1981. This Agreement was assigned on May 1, 1984 to the Adviser by the former Adviser, Nationwide Annuity Advisers, Inc., with the consent of the Trust and ratification by the Trust's shareholders. The Adviser provides the Trust with overall investment advisory and administrative services, and general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Trust. For these services and facilities, the Adviser receives a fee computed and paid monthly at the annual rate equal to .5% of the average daily net assets of each Fund of the Trust (except for the Small Company and Income Funds).

         The Trust pays the compensation of the three Trustees who are not affiliated with the Adviser and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent certified public accountants, legal counsel, and any transfer agent, registrar, and dividend disbursing agent of the Trust; expenses of preparing, printing, and mailing shareholders' reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions, insurance premiums, fees and expenses of the custodian for all services to the Trust; and expenses of calculating the net asset value of shares of the Trust, expenses of shareholders' meetings, and expenses relating to the issuance, registration, and qualification of shares of the Trust.

         For the years ended December 31, 1996, 1995 and 1994, the Adviser received fees in the following amounts: Total Return Fund $4,851,676, $3,406,571, and $2,556,765, respectively; Government Bond Fund $2,225,962,
$2,088,523, and $1,997,185, respectively; Money Market Fund $4,518,925,
$3,574,486, and $3,269,449, respectively; and Capital Appreciation Fund $684,932, $326,158, and $237,838, respectively.

         The Adviser pays the compensation of the Trustee affiliated with the Adviser. The officers of the Trust receive no compensation from the Trust. The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its organization, investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.

         The Agreement also specifically provides that the Adviser, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Agreement will continue in effect only if its continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. The Agreement terminates automatically if it is assigned. It may be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not more than 60 days nor less than 30 days written notice. The Agreement further provides that the Adviser may render services to others.

Advisory Services for the Small Company Fund

         The Adviser oversees the management of the Small Company Fund pursuant to an Investment Advisory Agreement dated October 20, 1995. Subject to the supervision and direction of the Trustees, the Adviser determines the allocation of assets among the Subadvisers and evaluates and monitors the performance of the Subadvisers. The Adviser is also authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser generally intends to limit its direct portfolio management to the investment of a portion of the Fund's assets in cash or money market instruments. The Adviser has responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisory Agreement of the Small Company Fund contains termination and indemnification provisions similar to those in the Agreement as described above.

         The Fund pays to the Adviser a fee at the annual rate of 1.00% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Fund's total operating expenses to not more than 1.25% of the Fund's average daily net assets on an annual basis. These fee waivers are voluntary and may be terminated at any time. During the year ended December 31, 1996 and the period from October 23, 1995 (date of commencement of operations) through December 31, 1995, the Adviser received advisory fees in the amount of $851,352 and $11,003, respectively, and waived fees and reimbursed expenses in the amount of $0 and $10,495, respectively.

         The Subadvisers - Pursuant to Subadvisory Agreements between each of the Subadvisers and the Adviser, each of which are dated October 20, 1995, the Subadvisers each manage a portion of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such decisions place purchase and sell orders for the securities in the Fund. For the investment management services they provide to the Fund, each Subadviser, or PIML and VEAC together, receives a fee from the Adviser at the annual rate of .60% of the average daily net assets of the portion of the Fund managed by that Subadviser or group of Subadvisers.

         During the year ended December 31, 1996 and the period from October 23 (date of commencement of operations) through December 31, 1995, the Adviser paid $483,572 and $11,394 in fees to the subadvisers.

         Each of the Subadvisory Agreements specifically provides that the Subadviser, including its directors, officers, partners and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Small Company Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. Each Subadvisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not more than 60 days nor less than 30 days written notice.
         Below is a brief description of each of the subadvisers.

         The Dreyfus Corporation. Dreyfus, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as one of the Fund's Subadvisers. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of February 28,

1997, Dreyfus managed or administered approximately $86 billion in assets for approximately 1.7 million investor accounts nationwide.

         Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc. AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $233 billion in assets as of December 31, 1996, including approximately $86 billion in mutual fund assets. As of December 31, 1996, various subsidiaries of Mellon provided non-investment services, such as custodial or administration services, for approximately $1,046 billion in assets including approximately $57 billion in mutual fund assets.

         Neuberger & Berman L.P. Neuberger & Berman, also serves as a sub-adviser to the Fund. Neuberger & Berman and its predecessor firms have specialized in the management of no-load mutual funds since 1950. Neuberger & Berman and its affiliates manage securities accounts that had approximately $45 billion of assets as of December 31, 1996. Neuberger & Berman is a member firm of the NYSE and other principal exchanges and acts as the Fund's principal broker in the purchase and sale of their securities for that portion of the Fund's portfolio managed by Neuberger & Berman.

         Strong Capital Management, Inc. Strong, which also serves as one of the Subadvisers for the Fund, began conducting business in 1974. Since then, its principal business has been providing continuous investment supervision for individuals and institutional accounts, such as pension funds and profit-sharing plans. Strong also acts as investment advisor for each of the mutual funds within the Strong Family of Funds. As of February 28, 1997, Strong had over $24 billion under management. Strong's principal mailing address is P.O. Box 2936, Milwaukee, Wisconsin 53201. Mr. Richard S. Strong is the controlling shareholder of Strong.

         Pictet International Management Limited and Van Eck Associates Corporation. PIML and VEAC will together manage a portion of the Fund. VEAC is located at 99 Park Avenue, New York, New York 10016. PIML is located at Cutlers Gardens, 5 Devonshire Square, London, United Kingdom EC2M 4LD. PIML is primarily responsible for managing the portion of the Fund's assets allocated to the PIML and VEAC. PIML determines which securities are to be bought and sold. VEAC, however, makes recommendations to PIML regarding Hard Asset securities. VEAC will also make recommendations regarding the allocation among each of the Hard Asset sectors. PIML is not obligated to act on VEAC'S recommendation's and the amount, if any, allocated to Hard Assets will be determined by PIML. VEAC will also assist PIML on issues regarding determining the liquidity of securities, portfolio diversification and matters involving United States federal securities and tax law as they apply to management of the Fund.

         PIML is an operating company of Pictet (London) Limited, an affiliate of Pictet & Cie ("Pictet"). Pictet was founded in 1805 and is the largest private Swiss Bank, as well as the leading specialist investment bank domiciled in Europe. Pictet has a worldwide network of offices employing over 200 investment professionals in Geneva, London, Zurich, Luxembourg, Hong Kong, Tokyo, Montreal and Nassau. PIML has access to all of Pictet's investment infrastructure. As of March 31, 1997, total assets under management by Pictet and its affiliates, including PIML, on behalf of all clients, was in excess of $49 billion.

         Warburg, Pincus Counsellors, Inc. The Fund also employs Warburg as a Subadviser to the Fund. Warburg is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1997, Warburg managed approximately

$17.5 billion of assets including approximately $9.5 billion of investment company assets. Incorporated in 1970, Warburg is a wholly owned subsidiary of Warburg, Pincus Counsellors G.P. ("Warburg G.P."), a New York general partnership which itself is controlled by Warburg, Pincus & Co. ("WP & Co."), also a New York general partnership. Lionel I. Pincus, the managing partner of WP & Co., may be deemed to control, both WP & Co. and Warburg. Warburg G.P. has no business other than being a holding company of Warburg and its subsidiaries. Warburg address is 466 Lexington Avenue, New York, New York 10017-3147.

Advisory Services for the Income Fund

         When operations commence (expected in June 1997), the Adviser will oversee the management of the Income Fund pursuant to an Investment Advisory Agreement. Subject to the supervision and direction of the Trustees, the Adviser will determine the allocation of assets among the Subadvisers and evaluate and monitor the performance of Subadvisers. The Adviser also will be authorized to select and place portfolio investments on behalf of the Fund; however, the Adviser currently does not intend to do so. The Adviser will have responsibility for communicating performance expectations and evaluations to the Subadvisers and ultimately recommending to the Trust's Board of Trustees whether a Subadviser's contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers. The Adviser will regularly provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Advisory Agreement of the Income Fund contains termination and indemnification provisions similar to those in the Agreement as described above.

         The Fund will pay to the Adviser a fee at the annual rate of 0.45% of the Fund's average daily net assets. The Adviser has voluntarily agreed to waive all or part of its fees in order to limit the Fund's total operating expenses to not more than 0.75% of the Fund's average daily net assets on an annual basis. These fee waivers are voluntary and may be terminated at any time.

         The Subadvisers - Pursuant to Subadvisory Agreements between each of the Subadvisers and the Adviser, the Subadvisers each will manage a portion of the Fund's assets in accordance with the Fund's investment objective and policies. With regard to the portion of the Fund's assets allocated to it, each Subadviser shall make investment decisions for the Fund and in connection with such decisions place purchase and sell orders for the securities in the Fund. For the investment management services they provide to the Fund, each Subadviser will receive an annual fee from the Adviser based on the average daily net assets of the portion of the Fund managed by that Subadviser as specified below:

         Subadvisory Fees                Average Daily Net Assets
         ----------------                ------------------------
             0.25%                       on the first $100 million
             0.15%                      on assets in excess of $100
                                                  million

         The fees for each of the Subadvisers are subject to the following annual minimum fees: $15,000 for NCM Capital and $25,000 for Smith Graham.

  Below is a brief description of each of the subadvisers.

  NCM Capital Management Group, Inc. NCM Capital was founded in 1986 and serves as one of the Fund's Subadvisers. As of September 30, 1996, NCM Capital had approximately $3.86 billion in assets under management, of which $1.35 billion represents fixed income management.

NCM Capital's Chairman of the Board, President and Chief Executive Officer is Maceo K. Sloan. Other directors are Justin F. Beckett, Executive Vice President; Peter J. Anderson, Chairman and Chief Investment Officer of IDS Advisory Group, Inc.; and Morris Goodwin, Jr., Vice President, Corporate Treasurer, American Express Financial Advisers Inc.

NCM Capital is a wholly-owned subsidiary of Sloan Financial Group, Inc. Both NCM Capital and Sloan Financial Group, Inc. are located at 103 West Main Street, 4th Floor, Durham, North Carolina 27701. Sloan Financial Group, Inc. is a corporation of which Maceo K. Sloan, CFA, Chairman, President and Chief Executive Officer of NCM Capital, owns 43%; Justin F. Beckett, Executive Vice President and director of NCM Capital, owns 17%; and IDS Financial Services Inc., a wholly-owned subsidiary of American Express Company owns 40% as of September 30, 1996.

Smith Graham & Co. Asset Managers, L.P. Smith Graham also serves as a sub-adviser to the Fund. Its corporate offices are located at 6900 Texas Commerce Tower, 600 Travis Street, Houston, Texas 77002-3007. Smith Graham serves as an investment adviser to a variety of corporate, foundation, public, Taft Hartley and mutual fund clients. The firm provides global and international money management through its affiliate Smith Graham Robeco Global Advisers. As of October 1, 1996, Smith Graham managed approximately $2 billion of assets.

Smith Graham is 60% owned by its Managing General Partner, Smith Graham & Co., Inc., while 40% of the firm is owned by the Dutch based Robeco Group. Smith Graham & Co., Inc. is wholly owned by Gerald B.
Smith, Ladell Graham and Jamie G. House.

         Each of the Subadvisory Agreements specifically provides that the Subadviser, including its directors, officers, partners and employees, shall not be liable for any error of judgment, or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution and management of the Income Fund, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under such Agreement. Each Subadvisory Agreement will continue in effect for an initial period of two years and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, and in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party. Each Subadvisory Agreement terminates automatically if it is assigned. It may also be terminated without penalty by vote of a majority of the outstanding voting securities, or by either party, on 60 days written notice.

Other Services Provided By The Adviser for the Income Fund

         Under the terms of an Administrative Services Agreement, the Adviser will also provide various administrative and accounting services, including daily valuation of the Income Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these services the Fund will pay to the Adviser a fee at the annual rate of 0.10% of the Fund's average daily net assets.

Custodian

         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Funds and makes all receipts and disbursements under a Custodian Agreement. The Custodian performs no managerial or policymaking functions for the Fund.

Transfer Agent and Dividend Disbursing Agent

         Nationwide Investors Services, Inc. (NIS) is the Transfer Agent and Dividend Disbursing Agent for the Funds. NIS is a wholly-owned subsidiary of Nationwide Advisory Services, Inc. Management believes the charges for the services performed are comparable to fees charged by other companies performing similar services.

Brokerage Allocations

         In General. During the fiscal years ended December 31, 1996, 1995, and 1994, the Total Return Fund, paid brokerage commissions of $519,949, $377,463, and $258,714, respectively, and the Capital Appreciation Fund paid brokerage commissions of $196,526, $36,471, and $52,032, all to firms rendering statistical services. The Money Market Fund and Government Bond Fund paid no brokerage commissions during the periods covered by the financial statements.

         The Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the OTC markets, there is generally no commission, but the price includes a spread between the dealer's purchase and sale price which makes up the dealer's profit. In underwritten offerings, the price includes a disclosed, fixed commission or discount. Most short term obligations are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

         The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. The Adviser or Subadvisers always attempts to achieve best execution, and it has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to the Adviser or a Subadviser. In placing orders with such broker-dealers, the Adviser will, where possible, take into account the comparative usefulness of such information. Such information is useful to the Adviser or a Subadviser even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce the Adviser's or a Subadviser's normal research activities or expenses.

         Trust portfolio transactions may be effected with broker-dealers who have assisted investors in the purchase of Policies. However, neither such assistance nor sale of other investment company shares is a qualifying or disqualifying factor in a broker-dealer's selection, nor is the selection of any broker-dealer based on the volume of shares sold.

         There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of the Adviser or a Subadviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when the Adviser or a Subadviser believes that to do so is in the interest of the Trust. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

         The Trustees periodically review the Adviser's and each Subadviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

         Special Brokerage Allocation Considerations Relating to the Small Company Fund and the Income Fund. In purchasing and selling investments for these Funds, it is the policy of each of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, each Subadviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services, rendered on a continuing basis; and the reasonableness of any commissions. During the year ended December 31, 1996 and the period ended December 31, 1995, the Small Company Fund paid brokerage commissions of $ 424,176 and $27,100, respectively.

         Each Subadviser may cause the Small Company or the Income Fund to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to a Subadviser is considered to be in addition to and not in lieu of services required to be performed by the Subadviser under its subadvisory agreement with the Adviser. The fees to each of the Subadvisers pursuant to its subadvisory agreement with the Adviser is not reduced by reason of its receiving any brokerage and research services. The research services provided by broker-dealers can be useful to a Subadviser in serving its other clients or clients of the Subadviser's affiliates. Subject to the policy of the Subadvisers to obtain best execution at the most favorable prices through responsible broker-dealers, a Subadviser also may consider the broker-dealer's sale of shares of any fund for which the Subadviser serves as investment adviser, sub-adviser or administrator.

Considerations Relating to the Small Company Fund. Neuberger & Berman will act as the principal broker in the purchase and sale of portfolio securities for the portion of the Fund advised by Neuberger & Berman and in connection with the writing of covered call options on their securities. Transactions in portfolio securities for which Neuberger & Berman serves as broker will be affected in accordance with Rule 17e-1 under the 1940 Act.

         The Fund will continue to use Neuberger & Berman as its principal broker for the portion of the Fund advised by Neuberger & Berman where, in the judgment of Neuberger & Berman, the firm is able to obtain a price and execution at least as favorable as that provided by other qualified brokers. To the Fund's knowledge, however, no affiliate of Neuberger & Berman receives give-ups or reciprocal business in connection with their securities transactions.

         Under the 1940 Act, commissions paid by the Fund to Neuberger & Berman in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is the Fund's policy that the commissions to be paid to Neuberger & Berman must, in its judgment, be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the independent trustees not to be comparable to the Fund. The Fund does not deem it practicable and in its best interests to solicit competitive bids for commissions on each transaction. However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase or sale of securities for the Fund's account, unless an appropriate exemption is available.

         During the year ended December 31, 1996 and the period ended December 31, 1995, the Small Company Fund paid brokerage commissions to Neuberger & Berman in the amount of $24,069 and $4,434, respectively, representing 5.7% and 16.4%, respectively, of the total commissions paid by the Fund. The aggregate dollar amount of transactions involving the payment of commissions to Neuberger & Berman represented .3% and 20.2%, respectively, of total transactions on which commissions were paid by the Fund during the periods ended December 31, 1996 and 1995.

Purchases, Redemptions And Pricing Of Shares

         An insurance company purchases shares of the Funds at their net asset value using purchase payments received on Contracts issued by Accounts. These Accounts are funded by shares of the Trust. For certain of the Funds, shares may also be sold to affiliated Fund of Funds.

         All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

         The net asset value per share of the Funds is determined once daily, as of the close of the New York Stock Exchange (currently 4 P.M. eastern time) on each business day the New York Stock Exchange is open and on such days as the Board determines and on any other day during which there is a sufficient degree of trading in each Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value for the Funds on customary national business holidays, including the following: Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving Day. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

         The offering price for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the net asset value at the close of the Exchange. For orders placed after the close of the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The net asset value of a share of each Fund on which offering and redemption prices are based is the net asset value of that Fund, divided by the number of shares outstanding, the result being adjusted to the nearer cent. The net asset value of each Fund is determined by subtracting the liabilities of the Fund from the value of its assets (chiefly composed of investment securities). Securities of the Fund listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Securities and other assets, for which such market prices are unavailable, are valued at fair value as determined by the Trustees. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

         The net income of the Money Market Fund is determined once daily, as of the close of the New York Stock Exchange (currently 4:00 P.M., New York time) on each business day on which such Exchange is open. All the net income of the Fund, so determined, is declared in shares as a dividend to shareholders of record at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

         For this purpose, the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at market or amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the Investment Company Act of 1940.

         Because the net income of the Money Market Fund is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in its account.

         Pursuant to its objective of maintaining a fixed one dollar share price, the Fund will not purchase securities with a remaining maturity of more than 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.

         An insurance company separate account redeems shares to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

         The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

Additional Information

         Description of Shares - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of series of shares. In that case, the shares of each series would participate equally in the earnings, dividends, and assets of the particular series, but shares of all series would vote together in the election of Trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the election of Trustees. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

         Voting Rights - Shareholders are entitled to one vote for each share held. Shareholders may vote in the election of Trustees and on other matters submitted to meetings of shareholders. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

         designate series of the Trust; or

         change the name of the Trust; or

                  supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal laws or regulations if they deem it necessary.

          Shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or change of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

         Shareholder Inquiries - All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

Tax Status

         Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance are currently the sole shareholders of record for each Fund of the Trust. Each Fund of the Trust is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code, and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

         Each Fund of the Trust intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (i) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities; (iii) derive less than 30% of its annual gross income from the sale or other disposition of securities, options, futures or forward contracts held for less than three months; and (iv) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the selling of securities held by the Fund for less than three months and in the utilization of certain of the investment techniques described above and in the respective Fund's Prospectus. As a regulated investment company, a Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Funds expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

         In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a Policy owner's control of the investments of a separate account may cause the Policy owner, rather than the participating insurance company, to be treated as the owner of the assets held by the separate account. If the Policy owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Policy owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Fund. The board reserves the right to modify the investment policies of a Fund as necessary to prevent any such prospective rules and regulations from causing a Policy owner to be considered the owner of the shares of the Fund underlying the separate account.

Tax Consequences for the Small Company Fund

         Foreign Transactions. Dividends and interest received by the Small Company Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Policy holders will bear the cost of foreign tax withholding in the form of increased expenses to the Fund but generally will not be able to claim a foreign tax credit or deduction for foreign taxes paid by the Fund by reason of the tax-deferred status of the policies.

         The Fund's transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and
(b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (i) neither the Fund nor its shareholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received,
(ii) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur, and (iii) the Fund will continue to qualify as a regulated investment company.

         As described in the Prospectus, because shares of the Fund may only be purchased through Policies, it is anticipated that dividends and distributions will be exempt from current taxation if left to accumulate within the Policies.

         Investment in Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign entities classified under the Code as "passive foreign investment companies" ("PFICs"), the Fund may be subject to federal income tax on a portion of an "excess distribution" or gain from the disposition of the shares, even though the income may have to be distributed by the Fund to its shareholders, the Policies. In addition, gain on the disposition of shares in a PFIC generally is treated as ordinary income even though the shares are capital assets in the hands of the Fund. Certain interest charges may be imposed on the Fund with respect to any taxes arising from excess distributions or gains on the disposition of shares in a PFIC.

         The Fund may be eligible to elect to include in its gross income its share of earnings of a PFIC on a current basis. Generally, the election would eliminate the interest charge and the ordinary income treatment on the disposition of stock, but such an election may have the effect of accelerating the recognition of income and gains by the Fund compared to a fund that did not make the election. In addition, information required to make such an election may not be available to the Fund.

         On April 1, 1992 proposed regulations of the Internal Revenue Service (the "IRS") were published providing a mark-to-market election for shares in certain PFICs held by regulated investment companies. If the Fund is able to make the foregoing election in the first year in which it is permitted to do so, it may be able to avoid the interest charge (but not the ordinary income treatment) on disposition of the PFIC stock by each year marking-to-market the stock (that is, by treating it as if it were sold for fair market value on the last day of the year). Such an election could also result in acceleration of income to the Fund.

         Derivative Instruments. The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Small Company Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts derived by the Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to a 30% limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to a 30% limitation if they are held for less than three months.

         If the Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) for the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% limitation on the gross income that can be derived from the sale or other disposition of securities or derivative instruments that were held for less than three months. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. The Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected by the Fund, it may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

Tax Consequences to Shareholders

         Since shareholders of the Funds will be the Accounts, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the Contracts. For information concerning the Federal income tax consequences to such holders, see the Prospectuses for such Contracts.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees of
Nationwide Separate Account Trust:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Nationwide Separate Account Trust (comprised of the Small Company Fund, Capital Appreciation Fund, Total Return Fund, Government Bond Fund, and Money Market Fund), as of December 31, 1996, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of Nationwide Separate Account Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1996 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising Nationwide Separate Account Trust as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Columbus, Ohio
February 21, 1997

                 NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               1

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            COMMON STOCK (87.6%)
            AEROSPACE/DEFENSE (2.7%)
  20,400    AAR Corp.                         $    617,100
  10,000    Atlas Converting Equipment ORD
            (British Pounds)                       112,100
  45,300    Aviall, Inc.*                          419,025
  40,100    B E Aerospace, Inc.*                 1,087,712
  14,500    Ducommun, Inc.*                        313,563
  13,500    Gulfstream Aerospace Corp.*            327,375
  18,000    Orbital Sciences Corp.*                310,500
  29,300    Thiokol Corp, DE                     1,311,175
  16,000    Tracor, Inc.*                          340,000
                                               -----------
                                                 4,838,550
                                               -----------
            AUTO & AUTO PARTS (0.6%)
   7,600    Donaldson, Inc.                        254,600
   9,820    Garphyttan Industrier (Swedish
            Krona)                                 127,999
   5,000    Meiwa Industry Co. (Japanese
            Yen)                                    23,347
  30,000    Miller Industries, Inc.*               600,000
  20,900    Trinity Holdings ORD (British
            Pounds)                                100,870
                                               -----------
                                                 1,106,816
                                               -----------
            BANK/SAVINGS & LOAN (4.0%)
   6,000    Banco Latinoamericano de Export
            SA Class E                             304,500
   7,300    Bancorp of Hawaii, Inc.                306,600
   2,000    Bank of Iwate (Japanese Yen)           101,146
  37,700    Bank United Corp.                    1,008,475
   1,785    Charter One Financial, Inc.             74,970
  29,000    Cullen Frost Bankers, Inc.             964,250
   9,600    First Commerce Corp.                   373,200
   9,500    First Security Corp. DE                320,625
  44,600    Glendale Federal Bank Fed.
            Savings Commission*                  1,036,950
 144,000    International Bank of Asia (Hong
            Kong Dollars)                           95,877
  20,000    Reliance Bancorp, Inc.                 390,000
  13,000    St. Paul Bancorp, Inc.                 381,875
  10,000    TCF Financial Corp.                    435,000
  17,000    Texas Regal Bancshares Class A         578,000
  19,000    Tokushima Bank ORD (Japanese
            Yen)                                   150,599
  10,400    Webster Financial Corp.                382,200
   5,500    Zagrebacka Banka GDR*                  106,739
   1,700    Zions Bancorporation                   176,800
                                               -----------
                                                 7,187,806
                                               -----------
            BASIC MATERIALS (0.2%)
   3,000    Denkyosha Co. (Japanese Yen)            20,729
     410    Compagnie of Fives-Lille (French
            Francs)                                 38,644
  62,500    Futuris Corp. (Australian
            Dollars)                                85,385

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            BASIC MATERIALS (CONTINUED)
  30,000    Harrisons Crosfield (British
            Pounds)                           $     67,773
  25,000    Herald Resources (Australian
            Dollars)                                18,467
   2,000    Nihon Decoluxe (Japanese Yen)           24,640
     400    Reesink & Co. CVA (Netherland
            Guilders)                               32,607
   4,000    Uehara Sei Shoji (Japanese Yen)         20,987
                                               -----------
                                                   309,232
                                               -----------
            BUILDING MATERIALS (0.7%)
  60,000    AMEC PLC (British Pounds)               94,472
   7,000    BE Semiconductor Industries
            (Netherland Guilders)*                  89,842
   5,820    Catena (Swedish Krona)                  73,304
     863    Deceuninck Plastics Industries
            SA (Belgian Francs)                    148,885
  20,000    Dylex Ltd. (Canadian Dollars)*          53,699
  39,000    Hardie (James) Industries
            (Australian Dollars)                   122,669
  24,470    Keller Group ORD (British
            Pounds)                                 76,430
   8,900    Lindab AB Class B (Swedish
            Krona)                                 110,142
   7,000    Max Co. (Japanese Yen)                 116,998
   8,000    Nissei Build Kogyo (Japanese
            Yen)                                    58,585
   4,000    P S Corp. (Japanese Yen)                66,856
   5,000    TOC (Japanese Yen)                      44,370
   3,000    Toyo Exterior Co. Ltd. (Japanese
            Yen)                                    44,456
  22,500    Unicem SPA (Italian Lira)*             146,498
                                               -----------
                                                 1,247,206
                                               -----------
            BUSINESS SERVICES (2.9%)
  14,500    ADT, Ltd.*                             331,688
  12,000    American Management Systems,
            Inc.*                                  294,000
   1,200    Assystem (French Francs)                91,407
  13,000    BISYS Group, Inc.*                     481,813
  10,500    CDI Corp.*                             297,938
   5,900    Catalina Marketing Corp.*              325,238
   6,300    Chodai Co. (Japanese Yen)              154,148
  34,900    Christies International PLC
            (British Pounds)                       138,573
   1,000    Content Beheer (Netherland
            Guilders)                               38,157
   4,200    Dainippon Shigyo (Japanese Yen)         26,777
  10,000    Daiseki Co. (Japanese Yen)             237,787
   7,400    Daisytek International Corp.*          303,400
   8,000    Decisionone Holdings Corp.*            132,000
   5,000    Iberica of Autopistas SA
            (Spanish Pesetas)                      106,669
   7,000    Kanto Biomedical Laboratory
            (Japanese Yen)                         108,555
  25,300    Leigh Interest (British Pounds)         46,764

 2              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            BUSINESS SERVICES (CONTINUED)
  12,000    Meitec (Japanese Yen)             $    228,483
  11,400    Outdoor Systems, Inc.*                 320,625
   4,410    Prosegur Comp Seguredad (Spanish
            Pesetas)                                40,684
   9,700    Quick Response Services, Inc.*         276,450
  40,100    RCO Holdings (British Pounds)          150,984
  35,000    Ricardo Group (British Pounds)          67,089
  22,000    Sitel Corp.                            310,750
  60,130    Shanks & McEwan Group (British
            Pounds)                                135,840
  10,300    Universal Outdoor Holdings, Inc.       242,050
   7,500    WPP Group PLC ADR*                     322,031
                                               -----------
                                                 5,209,900
                                               -----------
            CHEMICAL & FERTILIZER (1.4%)
  27,170    Amberley Group (British Pounds)         44,175
     350    Andreae Noris Zahn (German
            Marks)                                 129,453
  12,000    BTP PLC (British Pounds)                62,844
   3,000    Borsodchem GDR                          75,162
     240    Cheminova (Danish Krone)                63,876
   6,349    Delta & Pine Land Co.                  203,168
  56,200    Giovanni Crespi (Italian Lira)         202,180
      40    Gurit - Heberlein AG Bearer
            (Swiss Francs)                          79,839
   3,000    Kaigen (Japanese Yen)                   22,486
  27,100    Lawter International, Inc.             342,138
  22,000    Lilly Industries, Inc.                 401,500
   3,000    Maezawa Kaisei Industries
            (Japanese Yen)                          84,001
  10,300    McWhorter Technologies, Inc.*          235,613
  25,500    Nylex (Malaysian Ringgit)               57,553
  10,000    Osaka Organic Chemical (Japanese
            Yen)                                   120,617
     100    Siegfried AG (Swiss Francs)             93,022
  60,000    Snia BPD SPA (Italian Lira)             61,953
   5,000    Teikoku Hormone (Japanese Yen)          56,001
     290    Tessenderlo Chemical (Belgian
            Francs)                                124,392
   4,000    Tsurumi Soda Co. (Japanese Yen)         20,677
   3,000    Werner Soderstom Class B
            (Finnish Marks)                         74,853
                                               -----------
                                                 2,555,503
                                               -----------
            COMMERCIAL SERVICES (1.9%)
  14,000    Amresco, Inc.*                         374,500
  14,060    Accustaff, Inc.*                       297,018
  12,000    Corestaff, Inc.*                       284,250
  14,000    Danka Business Systems PLC ADR         495,250
   8,900    Memco Software Ltd.*                   156,862
   9,000    Metris Companies, Inc.*                216,000
  17,000    Robert Half International, Inc.*       584,375
  15,000    Romac International*                   330,000
  15,000    SOS Staffing Services, Inc.*           157,500

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            COMMERCIAL SERVICES (CONTINUED)
  11,000    Source Services Corp.*            $    199,375
   9,600    Sungard Data Systems, Inc.*            379,200
                                               -----------
                                                 3,474,330
                                               -----------
            COMMUNICATIONS & MEDIA (1.7%)
      70    Affichage Genuss (Swiss Francs)         29,873
     420    Bantex (Danish Krone)                   26,344
  35,000    Blagden Industries ORD (British
            Pounds)                                129,984
   2,000    Broadcasting System of Niigata
            (Japanese Yen)                          19,988
   3,700    Central Newspapers, Inc.               162,800
  13,900    Central European Media
            Enterprises Ltd.*                      441,325
  25,700    Chancellor Broadcasting Corp.
            Class A*                               610,375
  26,150    Harte-Hanks Communications, Inc.       725,662
   7,000    Independent Newspaper (New
            Zealand Dollars)                        35,116
   6,300    Metro Networks, Inc.*                  159,075
     105    Orell Fuessli Graph (Swiss
            Francs)                                 86,021
   2,500    Schibsted A/S (Norwegian Krone)         46,004
  10,000    Snyder Communications, Inc.*           270,000
   1,100    UBI Soft Entertainment (French
            Francs)                                 75,115
   4,000    Univision Communications, Inc.*        148,000
   1,620    Wegener NV (Netherland Guilders)       150,040
                                               -----------
                                                 3,115,722
                                               -----------
            COMPUTER EQUIPMENT (1.5%)
  48,600    Auspex Systems, Inc.*                  564,975
  40,200    Borland International, Inc.*           218,587
  12,100    Casino Data Systems*                    83,188
  10,500    Citrix Systems, Inc.*                  410,156
  18,500    D H Technology, Inc.*                  444,000
  11,000    Fusion Systems Corp.*                  233,750
   9,100    National Instruments Corp.*            291,200
   2,000    Network Appliance, Inc.                101,750
  29,100    Peak Technologies Group*               349,200
                                               -----------
                                                 2,696,806
                                               -----------
            COMPUTER SERVICES (1.2%)
  13,000    Computer Data Systems, Inc.*           393,250
  11,400    Computer Horizons                      438,900
  14,300    Keane, Inc.                            454,025
  15,000    National Techteam, Inc.*               300,000
  14,100    Sykes Enterprises*                     528,750
                                               -----------
                                                 2,114,925
                                               -----------
            COMPUTER SOFTWARE (2.2%)
  15,200    BMC Software, Inc.*                    628,900
  10,500    Baan Co. NV*                           364,875
   6,000    CBT Group PLC ADR*                     325,500

                 NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               3

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            COMPUTER SOFTWARE (CONTINUED)
   8,000    Clarify, Inc.*                    $    384,000
  10,600    Mcafee Associates*                     466,400
  18,000    Puma Technology, Inc.*                 310,500
  12,000    Pure Atria Corp.*                      297,000
  10,200    Rational Software Corp.*               403,538
   7,000    Scopus Technology, Inc.*               325,500
   7,000    Visio Corp.*                           346,500
   4,000    Wind River Systems*                    189,500
                                               -----------
                                                 4,042,213
                                               -----------
            CONGLOMERATES (2.7%)
   1,000    Aeon Credit Service (Japanese
            Yen)                                    62,032
  10,040    Ark ASA (Norwegian Krone)               70,756
     800    Azkoyen SA (Spanish Pesetas)            98,282
   6,000    Banco De Valencia (Spanish
            Pesetas)                               116,933
  41,571    Breakwater Resources (Canadian
            Dollars)*                               79,160
  22,000    Bunka Shutter Co. Ltd. (Japanese
            Yen)                                   125,097
   4,400    CTI Engineering (Japanese Yen)          92,875
     500    Cewe Color Holdings (German
            Marks)                                 113,555
   2,000    Co-Cos Nobuoka Co. (Japanese
            Yen)                                    22,400
  37,920    Crest Packaging PLC (British
            Pounds)                                 53,216
      20    Daetwyler Holding (Swiss Francs)        32,323
      60    Disetronic Holding (Swiss
            Francs)*                               132,271
  31,000    Elec & Eltek International Co.
            Ltd. (Singapore Dollars)               117,800
   1,400    Esselte AB (Swedish Krona)              30,961
   1,800    Euro D'Extincteurs (French
            Francs)                                111,489
   6,800    Fag Kugelfischer (German Marks)         92,440
  31,310    Frontline (Swedish Krona)*             108,219
   3,000    Fujix Ltd. (Japanese Yen)               23,546
     830    GTI Holding (Netherland
            Guilders)                              104,848
     380    Galencia Holding AG (Swiss
            Francs)                                135,280
   5,700    Gerresheimer Glas AG ORD (German
            Marks)                                 123,905
 160,000    Goodwill Investment Holding
            (Hong Kong Dollars)                     69,813
     130    Huber Suhner AG (Swiss Francs)         130,707
   1,200    Huhtamaki OY (Finnish Marks)            55,717
   4,000    Industria Macchine Automatic
            (Italian Lira)                          15,653
     140    Jamo A/S (Danish Krone)*                10,917
     740    Jyske Bank (Danish Krone)               55,573
     630    Kansas Erhvervbeklaed Odense A/S
            (Danish Krone)                          44,322
  11,000    Low and Bonar ORD (British
            Pounds)                                 76,622

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            CONGLOMERATES (CONTINUED)
  50,700    McPhersons Ltd. (Australian
            Dollars)*                         $    140,945
   3,000    Morito Co. (Japanese Yen)               24,787
   3,000    Nokian Tyres Ltd. (Finnish
            Marks)                                  65,090
   2,200    Oyo Corp. (Japanese Yen)                95,339
  30,000    Perseverence Corp. (Australian
            Dollars)                                19,301
     230    Phoenix Meccano (Swiss Francs)         119,908
  10,000    Premdor, Inc. (Canadian
            Dollars)*                               94,119
   1,000    Puleva Union (Spanish Pesetas)*         21,526
     260    Saurer AG Arbon (Swiss Francs)         112,311
  52,000    Savage Resources (Australian
            Dollars)                                56,998
  12,000    Scandia Consult AB (Swedish
            Krona)                                  82,601
   4,120    Scandinavian Mobility
            International (Danish Krone)*           67,748
   4,000    Shaw Industries Ltd. Class A
            (Canadian Dollars)                      80,840
   8,000    Shinki Comp. Ltd. (Japanese Yen)       184,716
      65    Sig Schw Sirx (Swiss Francs)           164,110
   2,310    Sol Melia SA (Spanish Pesetas)*         82,579
   1,280    Synthelabo (French Francs)             138,127
   6,000    Takara Standard Co. (Japanese
            Yen)                                    49,884
      60    Tecan (Swiss Francs)*                   84,233
  26,000    Tecnost SPA (Italian Lira)              69,766
   7,350    Toolex Alpha NV (Netherland
            Guilders)*                              76,487
   4,000    Tsutsumi Jewelry Co. (Japanese
            Yen)                                    98,906
   2,000    Van Ommeren (KON) CVA
            (Netherland Guilders)                   90,189
  38,000    Varitronix International (Hong
            Kong Dollars)                           68,779
   2,250    Vidrala PTA (Spanish Pesetas)          155,333
  33,400    Weir Group (British Pounds)            148,622
  12,300    Westburne, Inc. (Canadian
            Dollars)*                              110,382
                                               -----------
                                                 4,810,338
                                               -----------
            CONSTRUCTION & HOUSING (1.8%)
   2,400    Alinco (Japanese Yen)                   21,091
     350    Bien-Haus AG (German Marks)             93,115
  58,000    Bryant Group (British Pounds)          134,999
  20,400    Coachmen Industries, Inc.              578,850
     200    Dyckerhoff & Widmann (German
            Marks)                                  28,421
   7,000    Gleeson (MJ) ORD (British
            Pounds)                                101,831
  79,600    Heiton Holdings PLC (Irish
            Punts)                                 129,343
     400    Hollandsche Beton (Netherland
            Guilders)                               82,766
     950    IHC Caland (Netherland Guilders)        54,209
   5,000    Japan Airport Terminal Co.
            (Japanese Yen)                          61,170

 4              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            CONSTRUCTION & HOUSING (CONTINUED)
  10,000    Matsuo Bridge (Japanese Yen)      $     44,801
  69,930    McCarthy & Stone (British
            Pounds)                                113,698
   8,000    Nippon Denwa Shisetsu (Japanese
            Yen)                                    73,749
  15,000    Nissei Industries (Japanese Yen)       107,263
  13,500    Oakwood Homes Corp.                    308,813
  16,000    SXL Corp. (Japanese Yen)               114,414
   1,600    Svedala Industries (Swedish
            Krona)                                  27,065
   3,000    Tanabe Industries (Japanese Yen)        28,431
  18,100    Texas Industries, Inc.                 916,312
  39,150    Wilson (Connolly) (British
            Pounds)                                111,560
  14,600    Wilson Bowden (British Pounds)         117,939
                                               -----------
                                                 3,249,840
                                               -----------
            CONSUMER GOODS & SERVICES (3.7%)
  12,000    Alberto Culver Co. Class A             495,000
  19,500    Arbor Drugs, Inc.                      338,812
  10,000    Bush Industries Class A                192,500
   4,400    Chofu Seisakusho (Japanese Yen)         82,640
  14,200    Devry, Inc.*                           333,700
   3,000    Enix Corp. (Japanese Yen)               67,718
  34,000    Fisher Paykel Industries (New
            Zealand Dollars)                       133,329
  11,000    Fuji Denki Reinki ORD (Japanese
            Yen)                                   103,300
  19,000    Helen of Troy*                         418,000
  14,500    ITT Educational Services, Inc.*        335,312
   2,640    Leica Camera (German Marks)*            82,227
  15,000    Osmonics, Inc.*                        330,000
   8,000    Rinnai (Japanese Yen)                  160,593
   1,000    Sangetsu Co. (Japanese Yen)             20,849
  16,000    Sola International*                    608,000
  12,500    TCA Cable TV, Inc.                     376,562
  12,000    USA Detergents, Inc.*                  499,500
  12,500    Warnaco Group Class A                  370,312
  18,000    Watts Industries, Inc                  429,750
  12,500    Westpoint Stevens, Inc.*               373,438
  16,500    Westwood One, Inc.*                    274,313
  10,500    Wolverine World Wide, Inc.             304,500
  14,500    York Group, Inc.                       282,750
                                               -----------
                                                 6,613,105
                                               -----------
            CONTAINERS (0.6%)
  13,000    Alltrista Corp.*                       334,750
   6,900    Aptargroup, Inc.                       243,225
  11,200    Libbey, Inc.                           312,200
  13,800    Sealright Co., Inc.                    144,900
                                               -----------
                                                 1,035,075
                                               -----------
            DATA PROCESSING & REPRODUCTION (0.4%)
   9,120    Array Printers AB Class B*
            (Swedish Krona)                         86,819
   4,600    Enator AB (Swedish Krona)*             117,560
   7,200    Frontec AB (Swedish Krona)*            124,429

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            DATA PROCESSING & REPRODUCTION (CONTINUED)
   1,900    Hummingbird Communications, Inc.
            (Canadian Dollars)*               $     54,757
   9,000    Intec, Inc. (Japanese Yen)             126,389
   1,460    Tietithededas OY Class B
            (Finnish Marks)                        123,193
   1,500    WM-Data AB Class B (Swedish
            Krona)                                 129,613
                                               -----------
                                                   762,760
                                               -----------
            ELECTRICAL EQUIPMENT (0.6%)
   7,000    Chicago Miniature Lamp, Inc.*          290,500
  16,100    Continental Circuits Corp.*            173,075
  14,550    Holophane Corp.*                       276,450
  20,700    Nu Horizons Electronics Corp.*         164,306
   5,000    Seiwa Electric Manufacturing Co.
            (Japanese Yen)                          59,447
   7,100    Teradyne, Inc.*                        173,063
                                               -----------
                                                 1,136,841
                                               -----------
            ELECTRONICS (4.3%)
   1,750    Allgon AB (Swedish Krona)               42,161
     270    Batenburg Beheer (Netherland
            Guilders)                               39,024
  20,500    Black Box Corp. DE*                    845,625
 436,000    Champion Technology (Hong Kong
            Dollars)                                82,861
   5,150    Chemring Group PLC ORD (British
            Pounds)                                 24,855
     300    Cubic Modulsystem Class B
            (Danish Krone)                          24,411
   1,550    Eff Eff Fritz Fuss Gmbh & Co.
            (German Marks)                          64,872
   1,500    Electricas Reunidas de Zaragoza
            SA (Spanish Pesetas)                    59,965
     400    Eriks Holdings NV (Netherland
            Guilders)                               34,572
   5,000    Geomatec Co. (Japanese Yen)            128,802
  17,850    Glenayre Technologies, Inc.*           384,891
  11,000    Iwatsu Electric (Japanese Yen)          41,604
   4,000    Jostac (Japanese Yen)                   44,111
  18,000    Jeol (Japanese Yen)*                   104,678
  15,000    KLA Instruments Corp.*                 532,500
  15,200    Kent Electronics*                      391,400
  14,200    Macro 4 PLC (British Pounds)           117,868
  14,400    Marshall Industries*                   441,000
  14,400    Methode Electronics, Inc. Class
            A                                      291,600
   6,000    Nihon Dempa Kogyo (Japanese Yen)        97,183
   6,800    Nitto Electric Works (Japanese
            Yen)                                   114,827
  28,300    Pioneer Standard Electronics,
            Inc.                                   371,438
     980    Radiall (French Francs)                 92,558
   2,000    Riso Kagaku Corp. (Japanese Yen)       128,198
   3,000    Ryoyo Electric (Japanese Yen)           54,278
   8,100    SCI Systems, Inc.*                     361,463

                 NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               5

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            ELECTRONICS (CONTINUED)
   1,600    Saes Getters SPA (Italian Lira)   $     24,729
  45,100    Sanderson Electronic PLC
            (British Pounds)                       114,236
   4,500    Securitas AB (Swedish Krona)           130,822
  15,900    Synopsys, Inc.*                        735,375
 786,000    Techtronic (Hong Kong Dollars)         116,860
  29,000    Tencor Instruments*                    764,875
     910    Twentsche Kabel Holdings
            (Netherland Guilders)                   47,349
   8,000    Uniphase Corp.*                        420,000
  62,000    Venture Manufacturing (Singapore
            Dollars)                               154,246
   1,500    Vossloh (German Marks)                  53,533
   8,000    Xilinx, Inc.*                          294,500
                                               -----------
                                                 7,773,270
                                               -----------
            ELECTRONICS-SEMICONDUCTOR (4.6%)
   6,300    ASM Lithography Holding NV*            313,819
   5,000    Actel Corp.                            118,750
   8,200    Altera Corp.*                          596,037
  32,800    Dallas Semiconductor Corp.             754,400
   8,000    Dupont Photomasks, Inc.*               363,000
  12,200    FSI International, Inc.*               183,000
  21,100    Maxim Integrated Products, Inc.*       912,575
  16,700    Microchip Technology, Inc.*            849,612
  19,000    Novellus Systems, Inc.*              1,029,563
  15,000    Sanmina Corp.*                         847,500
  46,000    Sierra Semiconductor Corp.*            690,000
  14,000    Sipex Corp.*                           451,500
  25,000    Vitesse Semiconductor Corp.*         1,137,500
                                               -----------
                                                 8,247,256
                                               -----------
            ENVIRONMENTAL SERVICES (0.5%)
  38,500    Allied Waste Industries, Inc.*         356,125
  18,000    USA Waste Services, Inc.*              573,750
                                               -----------
                                                   929,875
                                               -----------
            FINANCIAL SERVICES (5.1%)
   9,000    Aames Financial Corp.                  322,875
  22,000    Amerin Corp.*                          566,500
   3,000    Cap Volmac Group (Netherland
            Guilders)                               87,067
  10,000    Capital RE Corp.                       466,250
  12,000    Capmac Holdings, Inc.                  397,500
  15,200    City National Corp.                    328,700
  25,000    D&N Financial Corp.*                   418,750
  11,000    Enhance Financial Services Group       401,500
   8,500    Executive Risk, Inc.                   314,500
   8,000    First Financial Caribbean Corp.        222,000
  22,500    Hibernia Corp. Class A                 298,125
   7,000    Ichiyoshi Securities (Japanese
            Yen)                                    28,888
  10,000    Jameson Inns, Inc.                     132,500
  11,000    Liberty Corp. SC                       431,750
  40,000    Life USA Holding, Inc.*                480,000

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            FINANCIAL SERVICES (CONTINUED)
  25,040    London Forfaiting Co. (British
            Pounds)                           $    128,564
  42,500    Moneygram Payment Systems, Inc.*       563,125
  10,000    Nac Re Corp.                           338,750
   4,650    OM Gruppen AB (Swedish Krona)          139,609
  12,000    Patriot American Hospitality,
            Inc.                                   517,500
   3,000    Promise Co. Ltd. (Japanese Yen)        147,325
  17,500    R & G Financial Corp.                  415,625
  22,900    Recordati SPA (Italian Lira)           167,175
     700    Shohkoh Fund (Japanese Yen)            151,977
   9,100    Starwood Lodging Trust                 501,638
  17,500    Terra Nova (Bermuda) Holdings          376,250
  24,000    Titan Holdings, Inc.                   396,000
  14,000    Transaction System Architects
            Class A*                               465,500
     870    Union Financiere-France Banque
            (French Francs)                         93,716
                                               -----------
                                                 9,299,659
                                               -----------
            FOOD & BEVERAGE (0.8%)
   3,000    B-R 31 Ice Cream (Japanese Yen)         26,622
   8,000    Bush Boake Allen, Inc.*                213,000
  48,400    Email ORD Ltd. (Australian
            Dollars)                               156,464
   8,000    Hokkaido Coca-Cola Bottling
            (Japanese Yen)                          98,561
  71,400    Illovo Sugar Ltd. (South African
            Rand)                                  129,751
  40,100    La Doria SPA (Italian Lira)            155,600
   2,520    Louis Dreifus Citrus (French
            Francs)                                 82,405
  19,000    Marudai Food Co. (Japanese Yen)        101,327
     250    Nordstern Lebensmittel AG
            (German Marks)                          39,095
  19,000    Shoei Foods Corp. (Japanese Yen)       102,473
  20,000    Soken Co. Ltd. (Japanese Yen)           75,816
  48,000    Thorntons PLC (British Pounds)         166,764
   5,000    Yokohama Reito (Japanese Yen)           52,124
                                               -----------
                                                 1,400,002
                                               -----------
            FOREST PRODUCTS (0.3%)
   5,000    Hokuetsu Paper Mills (Japanese
            Yen)                                    28,905
   1,700    Mayr-Melnhof Karton (Austrian
            Schillings)*                            83,122
  23,800    Meyer International (British
            Pounds)                                147,452
   2,560    Miquel Y Costas (Spanish
            Pesetas)*                               84,235
  10,000    Munksjoe AB (Swedish Krona)            101,054
  29,000    Nippon Hi-Pack Co. (Japanese
            Yen)                                   169,897
                                               -----------
                                                   614,665
                                               -----------

 6              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            FURNISHINGS & APPLIANCES (0.3%)
   5,300    Kimball International, Inc.
            Class B                           $    219,288
  10,400    Rival Co.                              258,700
                                               -----------
                                                   477,988
                                               -----------
            GOLDMINES (0.2%)
 150,000    Black Hawk Mining (Canadian
            Dollars)*                               71,126
  52,000    Deelkral Gold Mines (South
            African Rand)*                          36,131
   7,700    Free State Consold. Gold Mines
            Ltd. (South African Rand)               56,383
   8,200    Harmony Gold Mining (South
            African Rand)                           67,933
   4,000    Hullas Del Coto Cortes (Spanish
            Pesetas)                                78,724
                                               -----------
                                                   310,297
                                               -----------
            HEALTHCARE (5.2%)
  26,900    Adac Labs                              642,238
  15,000    Amerisource Health Corp. Class
            A*                                     723,750
   7,600    Amersham International (British
            Pounds)                                149,581
  12,000    Bio-Rad Labs Class A*                  360,000
   8,000    Biofermin Pharmaceuticals
            (Japanese Yen)                          74,438
   8,137    Block Drug, Inc. Class A               374,302
  26,000    Cardiac Pathways Corp.*                308,750
  20,000    Cohr, Inc.*                            540,000
  14,500    Corvel Corp.*                          420,500
   2,900    Elekta Class B (Swedish Krona)         102,995
  35,900    Esaote Biomedica SPA (Italian
            Lira)*                                 113,331
   2,000    Fesil ASA (Norwegian Krone)             25,841
  25,500    Healthsource, Inc.*                    334,688
  19,900    Incontrol, Inc.*                       159,200
  18,200    Kinetic Concepts, Inc.                 222,950
  77,200    Life Sciences International
            (British Pounds)                       116,269
   7,100    Lincare Holdings, Inc.*                291,100
  45,600    London International Group PLC
            (British Pounds)                       128,769
   5,950    Mayborn Group PLC ORD (British
            Pounds)                                 20,163
  25,000    Mentor Corp. Minnesota                 737,500
  20,000    Nacional De Drogas (Mexican
            Pesos)                                  59,705
  12,200    National Surgery Centers, Inc.*        463,600
  18,500    Nellcor Puritan Bennet, Inc.*          404,687
   1,100    Neurosearch (Danish Krone)*             48,970
  25,000    Nitinol Medical Technologies,
            Inc.*                                  312,500
  12,500    Occusystems, Inc.*                     337,500
   9,400    Parexel International Corp.*           485,275
  15,000    Physician Sales & Service, Inc.*       215,625
  15,000    Physio-Control International
            Corp.*                                 337,500
   8,000    SRL (Japanese Yen)                     121,306

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            HEALTHCARE (CONTINUED)
     290    Superfos (Danish Krone)           $     36,625
   8,700    Sybron International Corp.*            287,100
   8,000    Toa Medical Electronics
            (Japanese Yen)                         130,266
  18,000    VWR Scientific Products, Inc.*         301,500
                                               -----------
                                                 9,388,524
                                               -----------
            INDUSTRIAL MFG. & PROCESSING (0.2%)
  13,700    Waters Corp.*                          416,138
                                               -----------
            INDUSTRIAL MISC. (1.6%)
 156,000    ASM Pacific Technology (Hong
            Kong Dollars)                          121,010
  11,400    Apogee Enterprises                     453,150
  32,000    BMC Industries, Inc. Minnesota       1,008,000
  11,900    Brady WH Co.                           293,038
  48,600    Carraro SPA (Italian Lira)             223,742
     810    Ecia (French Francs)                   124,958
   9,000    Pentair, Inc.                          290,250
   1,485    Semperit AG Holdings (Austrian
            Schillings)                             73,979
     800    Sylea (French Francs)                   87,560
   1,000    Tenryu Saw Manufacturing Co.
            (Japanese Yen)                          19,643
   6,490    Varlen Corp.                           133,451
                                               -----------
                                                 2,828,781
                                               -----------
            INSURANCE (1.8%)
   9,000    CMAC Investment Corp.                  330,750
   7,000    Conseco, Inc.                          446,250
   1,100    E.W. Blanch Holdings Co.                22,138
  14,000    Everest Reinsurance Holdings,
            Inc.                                   402,500
   4,300    FBL Financial Group, Inc.              106,962
  10,000    Frontier Insurance Group               382,500
  22,000    Heath (C.E.) PLC (British
            Pounds)                                 32,004
  12,000    IBEX Technologies (Canadian
            Dollars)*                               49,904
  38,390    Lloyds Thomson PLC                     124,835
   9,100    MMI Companies, Inc.                    293,475
  31,000    New Cap Reinsurance Corp.
            (Australian Dollars)*                   71,406
  40,000    Presidential Life Corp.                482,500
  11,700    W.R. Berkley Corp.                     593,775
                                               -----------
                                                 3,338,999
                                               -----------
            LEISURE/ENTERTAINMENT (0.7%)
  13,000    First Capital Corp. (Singapore
            Dollars)                                39,219
   3,100    H I S Co. Ltd. (Japanese Yen)          149,565
     816    Infogrames Entertainment (French
            Francs)*                                94,177
  64,110    Kunick PLC (British Pounds)             28,528
  10,000    Premier Parks, Inc.*                   321,250
  14,000    Regal Cinemas, Inc.*                   430,500

                 NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               7

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            LEISURE/ENTERTAINMENT (CONTINUED)
   7,000    Shingakukai Co. Ltd. (Japanese
            Yen)                              $     45,231
   6,000    VBH Holding AG (German Marks)          133,541
 110,000    Yue Yuen Industrial Holdings Co.
            (Hong Kong Dollars)                     41,953
                                               -----------
                                                 1,283,964
                                               -----------
            LODGING (1.0%)
  10,900    Doubletree Corp.*                      490,500
   6,000    Marcus Corp.                           127,500
  46,700    Prime Hospitality Corp.*               753,038
  18,000    Wyndham Hotel Corp.*                   443,250
                                               -----------
                                                 1,814,288
                                               -----------
            MACHINERY & CAPITAL GOODS (1.5%)
  12,100    Alamo Group, Inc.                      207,213
  10,000    Daiwa House Industry Co. Ltd.
            (Japanese Yen)                          79,176
  10,600    Dionex Corp.*                          371,000
   7,000    IDEX Corp.                             279,125
  11,000    Kaydon Corp.                           518,375
   7,500    Lincoln Electric Co. Class A           226,875
  13,600    Stewart & Stevenson Services,
            Inc.                                   396,100
  17,100    Wolverine Tube Co.*                    602,775
                                               -----------
                                                 2,680,639
                                               -----------
            MACHINERY & ENGINEERING (1.1%)
   6,000    Asahi Diamond Industrial
            (Japanese Yen)                          54,277
   6,090    Carclo Engineering Group ORD
            (British Pounds)                        21,366
   3,500    Cardo AB (Swedish Krona)                96,880
 122,000    Chen Hsong ORD (Hong Kong
            Dollars)                                74,131
     400    DMW Corp. (Japanese Yen)                21,022
   1,000    Duerr Beteiligungs AG (German
            Marks)                                  31,601
  18,000    FKI PLC (British Pounds)                62,536
   2,000    Glory (Japanese Yen)                    46,696
     550    Hoek's Machine (Netherland
            Guilders)                               52,148
   1,200    Hoganas AB (Swedish Krona)              42,004
   3,000    Koito Industries (Japanese Yen)         25,330
   1,500    KCI Konecranes International
            (Finnish Marks)*                        47,190
   6,400    Laird Group ORD (British Pounds)        43,484
     360    Le Carbone Lorraine (French
            Francs)                                 68,002
 114,000    MacMahon Holdings (Australian
            Dollars)                               101,414
     820    Manitou (French Francs)                 89,907
  11,700    McKechnie ORD (British Pounds)         110,632
  11,000    Nippon Cable System (Japanese
            Yen)                                    97,614

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            MACHINERY & ENGINEERING (CONTINUED)
  10,000    Odawara Engineering (Japanese
            Yen)                              $    104,247
   5,600    Oiles Corp. (Japanese Yen)             167,899
   7,000    Ricoh Elemex (Japanese Yen)             97,700
  31,000    Scapa Group (British Pounds)           130,250
  96,200    Senior Engineering Group
            (British Pounds)                       177,813
   7,000    Siddons Ramset (Australian
            Dollars)                                37,252
  20,000    Sodick (Japanese Yen)*                 165,417
     600    Va Technologie AG (Austrian
            Schillings)                             94,073
                                               -----------
                                                 2,060,885
                                               -----------
            MATERIALS & PROCESSING (2.6%)
  15,000    Applied Extrusion Technologies,
            Inc.*                                  157,500
  22,000    CFC International, Inc.*               247,500
  11,000    Cambrex Corp.                          360,250
  25,000    Chirex, Inc.*                          300,000
  22,000    Crompton & Knowles Corp.*              423,500
  10,500    Culligan Water Technologies,
            Inc.*                                  425,250
  19,500    Geon Corp.                             382,688
  20,000    Hexcel Corp.*                          325,000
  35,000    International Specialty
            Products, Inc.*                        428,750
  14,800    OM Group, Inc.                         399,600
  22,000    Rock-Tenn Co. Class A                  434,500
  55,000    Strategic Distribution, Inc.*          433,125
  25,000    Synthetic Industries*                  406,250
                                               -----------
                                                 4,723,913
                                               -----------
            METALS/MINING (0.2%)
  14,500    Pittston Brink's Group                 391,500
                                               -----------
            METAL PRODUCT & FABRICATION (0.7%)
  13,600    Cook (William) PLC ORD (British
            Pounds)                                 82,629
  30,000    Croesus Mining (Australian
            Dollars)                                19,539
  13,860    Falck Acciaierie Ferriere Lomb
            (Italian Lira)                          55,376
  11,000    Itoki Crebio Corp. (Japanese
            Yen)                                    73,163
  15,000    Oregon Metallurgical Corp.*            483,750
   3,000    Osaka Steel Co. Ltd. (Japanese
            Yen)                                    40,062
  69,600    Portman Mining Ltd. (Australian
            Dollars)                               130,465
   4,800    Titanium Metals Corp.*                 157,800
  62,580    Tubacex SA (Spanish Pesetas)           106,325
   2,200    Von Roll (Swiss Francs)*                37,522
                                               -----------
                                                 1,186,631
                                               -----------

 8              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            OFFICE EQUIPMENT (0.4%)
   9,000    Miller (Herman), Inc.*            $    509,625
  10,700    Viking Office Products, Inc.*          285,556
                                               -----------
                                                   795,181
                                               -----------
            OIL & GAS/ENERGY (9.6%)
  16,414    Avgold Ltd. (South African
            Rand)*                                  38,601
   6,700    Barrett Resources Corp.*               285,587
   1,300    Blom ASA (Norwegian Krone)              36,545
  14,900    Brown (Tom), Inc.*                     311,037
   4,000    Cairn Energy USA, Inc.*                 40,000
   7,000    Caltex Australia Ltd.
            (Australian Dollars)                    25,798
   6,500    Camco International, Inc.              299,812
  13,800    Chieftain International, Inc.*         358,800
   4,400    Cliffs Drilling Co.*                   278,300
   7,000    Cooper Cameron Corp.*                  535,500
  22,500    Dailey Petroleum Services, Inc.*       236,250
  24,700    Dawson Production Services,
            Inc.*                                  382,850
  14,300    Dreco Energy Service Ltd. Class
            A*                                     523,738
  11,500    Drilex International, Inc.*            138,000
   7,000    Energy Ventures, Inc.*                 356,125
   4,000    Ensco International, Inc.*             194,000
  11,900    Falcon Drilling, Inc.*                 467,075
  19,000    Flores & Rucks, Inc.*                1,011,750
   7,600    Forcenergy, Inc.*                      275,500
  43,000    Global Industries, Ltd.*               800,875
   7,600    Global Marine, Inc.*                   156,750
  52,500    Gulf Canada Resources Ltd. ORD*        387,188
   5,000    Lukoil Holdings ADR                    224,626
  16,500    Marine Drilling Companies, Inc.*       324,844
   6,300    Mosenergo ADR 144A**                   190,890
  59,200    Nabors Industries, Inc.*             1,139,600
  12,700    National-Oilwell, Inc.*                390,525
   5,000    Noble Affiliates, Inc.                 239,375
  12,500    Nuevo Energy Co.*                      650,000
  28,300    Oceaneering International, Inc.*       449,263
  23,200    Offshore Logistics, Inc.*              449,500
  14,800    Petroleum Geo Services ADR*            577,200
  64,400    Pride Petroleum Services, Inc.*      1,497,300
  16,100    Production Operators Corp.             748,650
  10,000    Saipem (Italian Lira)                   45,906
  12,000    Seitel, Inc.*                          480,000
  15,900    Smith International, Inc.*             713,513
  12,000    Stone Energy Corp.*                    358,500
  42,400    Texas Meridian Resources Corp.*        726,100
  55,200    Titan Exploration, Inc.*               662,400
  15,000    Tuboscope Vetco International
            Corp.*                                 232,500
   5,000    Veritas DGC, Inc.                       92,500
                                               -----------
                                                17,333,273
                                               -----------

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            PHARMACEUTICALS (1.0%)
   5,500    Agouron Pharmaceuticals, Inc.*    $    372,625
  11,000    Dura Pharmaceuticals, Inc.*            525,250
  11,100    Gilead Sciences, Inc.*                 277,500
  14,800    Ligand Pharmaceuticals, Inc.
            Class B*                               220,150
  18,000    Regeneron Pharmaceuticals, Inc.*       290,250
   6,200    United Drug (Irish Punts)               34,106
  16,000    Yoshitomi Pharmaceutical
            Industries (Japanese Yen)              126,544
                                               -----------
                                                 1,846,425
                                               -----------
            PRODUCER DURABLES (1.8%)
  48,000    Accent Color Sciences, Inc.*           408,000
  20,000    Allied Products Corp. DE               595,000
  20,000    Avondale Industries, Inc.*             430,000
  40,000    Aztec Manufacturing Co.*               335,000
  21,000    Halter Marine Group, Inc.*             288,750
  23,000    Rohr, Inc.*                            520,375
  24,000    Special Devices, Inc.*                 426,000
  24,500    Titan Wheel International, Inc.        312,375
                                               -----------
                                                 3,315,500
                                               -----------
            PUBLISHING (0.5%)
   7,100    Houghton Mifflin Co.                   402,037
   9,333    Pulitzer Publishing Co.                432,818
                                               -----------
                                                   834,855
                                               -----------
            REAL ESTATE (0.6%)
  13,600    Bradford Property Trust PLC ORD
            (British Pounds)                        61,681
  18,000    Cesar Co. (Japanese Yen)                93,823
 100,000    Grand Hotel Holdings Class A
            (Hong Kong Dollars)                     42,017
  39,200    Great Portland Estates (British
            Pounds)                                140,886
  18,600    NHP, Inc.*                             288,300
  44,820    Regalian Properties New ORD
            (British Pounds)***                     24,930
 235,940    Regalian Properties (British
            Pounds)                                135,273
  99,000    TBI PLC (British Pounds)               127,075
  14,500    United Dominion Realty Trust           224,750
                                               -----------
                                                 1,138,735
                                               -----------
            RESTAURANTS (0.6%)
   5,000    Boston Chicken, Inc.*                  179,375
  25,000    PJ America, Inc.*                      450,000
  14,300    Planet Hollywood International,
            Inc. Class A*                          282,425
   5,400    Starbucks Corp.*                       154,575
                                               -----------
                                                 1,066,375
                                               -----------

                 NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               9

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            RETAIL STORES (2.5%)
  14,400    99 Cents Only Stores*             $    235,800
  13,600    Borders Group, Inc.*                   487,900
 165,000    Budgens PLC (British Pounds)           124,251
  11,250    Consolidated Products Co.*             144,844
   7,875    Consolidated Stores Corp.*             253,969
   2,000    Daiichi Corp. (Japanese Yen)            40,320
   3,000    Dennys Japan Co. Ltd. (Japanese
            Yen)                                    91,497
  12,000    Dollar Tree Stores, Inc.*              459,000
   6,300    Fast Retailing Co. (Japanese
            Yen)                                   161,204
   5,100    Groupe Zannier (French Francs)         114,975
   4,000    Jeans Mate Corp. (Japanese Yen)        103,386
  12,000    Just For Feet, Inc.                    315,000
   5,200    Kohls Corp.*                           204,100
   6,000    Matsuyadenki Co. (Japanese Yen)         56,345
  11,550    Monro Muffler Brake, Inc.*             187,688
  10,600    Payless Shoesource, Inc.*              397,500
  15,200    Petsmart, Inc.*                        332,500
  13,000    Schultz Sav-o Stores, Inc.             182,000
  12,000    Stage Stores, Inc.*                    219,000
  13,500    Steinmart, Inc.*                       273,375
  10,000    Wild Oats Markets, Inc.*               185,000
                                               -----------
                                                 4,569,654
                                               -----------
            RETAILING & DISTRIBUTORS (0.3%)
  37,200    ISA International PLC (British
            Pounds)                                151,525
  14,050    Richfood Holdings, Inc.                340,712
                                               -----------
                                                   492,237
                                               -----------
            TECHNOLOGY (2.4%)
   5,200    Analysis International Corp.           146,900
  22,700    CACI International, Inc. Class
            A*                                     476,700
  10,500    Inacom Corp.*                          420,000
  29,200    Reynolds & Reynolds Co. Class A        759,200
  40,000    Simulation Sciences, Inc.*             595,000
  18,000    VLSI Technology*                       429,750
  20,000    Vanstar Corp.*                         490,000
  10,000    Viasoft, Inc.*                         472,500
   7,000    Viisage Technology, Inc.*              101,500
  20,000    Xircom, Inc.*                          435,000
                                               -----------
                                                 4,326,550
                                               -----------
            TELECOMMUNICATIONS (0.4%)
   8,000    Brooks Fiber Properties, Inc.*         204,000
  12,500    Intermedia Communications of
            Florida, Inc.*                         321,875
   9,300    McLeod, Inc.*                          237,150
                                               -----------
                                                   763,025
                                               -----------

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            TELECOMMUNICATION EQUIPMENT (1.2%)
   6,300    Advanced Fibre Communications*    $    350,440
   8,000    Aspect Telecommunications Corp.*       508,000
   5,000    Digital Microwave Corp.                139,375
  12,000    MFS Communications Co., Inc.*          654,000
  15,900    Paging Network, Inc.*                  242,475
   3,000    Tonichi Cable Ltd. (Japanese
            Yen)                                    25,071
  13,100    West Technologies Corp.                298,025
                                               -----------
                                                 2,217,386
                                               -----------
            TEXTILE/APPAREL (0.8%)
     420    Bazar de l'Hotel de Ville
            (French Francs)                         35,862
   1,000    Carli Gry International (Danish
            Krone)*                                 47,806
   2,000    Charle Co. (Japanese Yen)               22,400
     429    Devanlay SA (French Francs)             40,848
     100    Etienne Aigner AG (German Marks)        47,693
      36    Gerry Weber AG (German Marks)            1,425
  33,000    Gunze (Japanese Yen)                   170,871
   4,000    Isamu Paint Co., Ltd. (Japanese
            Yen)                                    24,123
  85,900    Just Jeans Holdings Ltd.
            (Australian Dollars)                   126,223
  11,600    Nautica Enterprises, Inc.*             292,900
   6,550    Pagnossin SPA (Italian Lira)            24,210
   3,000    Sotoh Co. Ltd. (Japanese Yen)           28,690
  11,200    St. John Knits, Inc.                   487,200
   9,000    Tokyo Style (Japanese Yen)             125,614
                                               -----------
                                                 1,475,865
                                               -----------
            TOBACCO & GROCERY (0.3%)
  16,100    First Brands Corp.                     456,837
  19,300    Hardys & Hanson PLC (British
            Pounds)                                 92,487
                                               -----------
                                                   549,324
                                               -----------
            TRANSPORTATION (0.6%)
 102,000    Aerodata Holdings (Australian
            Dollars)                                86,688
   4,540    Business Post PLC (British
            Pounds)                                 36,907
   6,000    FCC Co. Ltd. (Japanese Yen)            162,833
   5,000    Isewan Terminal Services
            (Japanese Yen)                          26,406
     200    Leonische Drahtwerke (German
            Marks)                                  60,606
  15,000    Midwest Express Holdings, Inc.*        540,000
   8,280    Tamro-Yhtyma OY (Finnish Marks)         55,152
   4,000    Tokyo Kisen (Japanese Yen)              24,123
                                               -----------
                                                   992,715
                                               -----------

 10              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            UTILITIES (0.3%)
  20,000    Calpine Corp.*                    $    400,000
  11,680    Grupo Duro-Felguer SA (Spanish
            Pesetas)                               118,978
   1,650    Nera ASA (Norwegian Krone)              71,320
                                               -----------
                                                   590,298
                                               -----------
            WHOLESALE & INTERNATIONAL TRADE (0.8%)
  51,000    Alexon Group ORD (British
            Pounds)                                154,493
   1,600    Bioblock Scientific (French
            Francs)                                104,642
  65,000    Burns Philip Co. (Australian
            Dollars)                               115,647
   1,280    But SA (French Francs)                  75,096
   4,000    Circle K Japan Co. (Japanese
            Yen)                                   172,310
     350    D'ieteren Trading (Belgian
            Francs)                                 72,062
   8,300    Dahl International (Swedish
            Krona)*                                174,436
  49,000    Dickson Concept International
            (Hong Kong Dollars)                    183,713
   4,000    Econosto (Netherland Guilders)          75,389
   8,200    Joyfull Co. (Japanese Yen)             115,155
   5,000    Marukyo Corp. (Japanese Yen)            65,909
  29,700    The Body Shop International
            (British Pounds)                       101,660
                                               -----------
                                                 1,410,512
                                               -----------
            TOTAL COMMON STOCK                 158,392,152
                                               -----------
            (cost $144,041,456)

            PREFERRED STOCK (0.2%)
            CONSTRUCTION & HOUSING (0.0%)
     250    Hans Einhell NV (German Marks)          32,444
                                               -----------
            FOOD & BEVERAGE (0.1%)
   1,800    Berentzen Gruppe AG (German
            Marks)                                  67,744
     250    WMF (Wuertt Metallw) AG (German
            Marks)                                  42,015
                                               -----------
                                                   109,759
                                               -----------
            TEXTILE & APPAREL (0.1%)
   2,556    Gerry Weber International AG
            (German Marks)                         104,489
                                               -----------
            TOTAL PREFERRED STOCK                  246,692
                                               -----------
            (cost $267,722)

  ------------------------------------------------------
 SHARES                 SECURITY                 VALUE
  ------------------------------------------------------
            RIGHTS (0.0%)
   6,200    United Drugs Rights (Irish
            Punts)                            $      3,147
                                               -----------
            (cost $2,762)

            WARRANTS (0.0%)
   3,000    Haw Par Brothers (Singapore
            Dollars)                                 2,981
                                               -----------
            (cost $3,341)














PRINCIPAL               ---------
                        ---------
            SHORT-TERM DEBT (3.9%)
$5,291,000  Merrill Lynch & Co., Inc.
            6.60%, due 01/02/97               $  5,288,968
1,830,000   J.P. Morgan & Co., Inc.
            5.35%, due 01/02/97                  1,829,297
                                              ------------
            TOTAL SHORT-TERM DEBT                7,118,265
                                              ------------
            (cost $7,119,758)

            U.S. GOVERNMENT OBLIGATIONS (1.5%)
2,796,000   U.S. Treasury Bills, 4.87%
            through 5.01%, due 01/09/97
            through 03/13/97                     2,773,164
                                              ------------
            (cost $2,772,648)

            REPURCHASE AGREEMENTS (9.4%)
14,212,000  Fifth Third Bank,
            5.00%, due 01/02/97,
            Collateralized by $14,448,000
            FHLMC Pool #G10452, 7.00%, due
            02/01/11, market value
            $14,497,672                         14,212,000
                                              ------------
2,831,000   Goldman Sachs,
            6.05% due 01/02/97,
            Collateralized by $2,720,000
            U.S. Treasury Note, 8.875%, due
            11/15/98, market value
            $2,890,000                           2,831,000
                                              ------------
            TOTAL REPURCHASE AGREEMENTS         17,043,000
                                              ------------
            (cost $17,043,000)
            TOTAL INVESTMENTS                 $185,579,401
                                              ============
            (cost $171,250,687)

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               11

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               SMALL COMPANY FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)
--------------------------------------------------------------------------------

FORWARD CURRENCY CONTRACTS

                                               Contract Value       Market Value
Currency Sold:                                    (U.S. $)            (U.S. $)         (Depreciation)       Delivery Date
--------------                                 --------------       ------------       --------------       -------------
French Francs                                     $217,436            $219,582             ($2,146)             1/2/97
Italian Lira                                        33,209              33,395                (186)             1/2/97
                                                  --------            --------              ------
  Total currency sold                             $250,645            $252,977             ($2,332)
                                                  ========            ========              ======
Payable for currency contracts sold                                                        ($2,332)
                                                                                            ======

                       SUMMARY OF INVESTMENTS BY CURRENCY

                                          % OF PORTFOLIO
United States Dollars                                84.64
Japanese Yen                                          4.55
British Pounds                                        2.72
Swedish Krona                                         1.00
French Francs                                         0.84
German Marks                                          0.72
Australian Dollars                                    0.71
Italian Lira                                          0.69
Swiss Francs                                          0.67
Spanish Pesetas                                       0.58
Netherland Guilders                                   0.57
Hong Kong Dollars                                     0.48

                                          % OF PORTFOLIO
Canadian Dollars                                      0.32
Danish Krone                                          0.23
Finnish Marks                                         0.23
Belgian Francs                                        0.19
South African Rand                                    0.18
Singapore Dollars                                     0.17
Austrian Schillings                                   0.14
Norwegian Krone                                       0.13
Irish Punts                                           0.09
New Zealand Dollars                                   0.09
Mexican Pesos                                         0.03
Malaysian Ringgit                                     0.03

------------------------------------------------------

  * Denotes a non-income producing security.

 ** Represents a security registered uner Rule 144-A, which limits the resale to certain qualified buyers.

*** Security is subject to contractual or legal restrictions on its resale.

Securities denominated in foreign currencies are shown at their U.S. dollar cost and value.

Cost of investments for Federal income tax purposes: $171,909,218.

The abbreviations in the above statement stand for the following:

   AB        Aktiebolag (Swedish stock company)
   ADR       American Depository Receipt
   AG        Aktiengesellschaft (West German stock company)
   A/S       Limited
   ASA       Limited
   CVA       Class A Convertible
   FHLMC     Federal Home Loan Mortgage Corporation
   GDR       Global Depository Receipt
   KON       Koninklijke
   NV        Naamloze Vennootschap (Dutch corporation)
   ORD       Ordinary Depository Receipt
   OY        Limited
   PLC       (British) Public Limited Company
   PTA       Pesetas
   SA        Societe Anonyme (French corporation)
   SA        Sociedad Anonima (Spanish corporation)
   SPA       Societa per Azioni (Italian corporation)

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

 12              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                           CAPITAL APPRECIATION FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
             COMMON STOCK (94.3%)
             BROADCASTING (0.2%)
     1,980   TCI Satellite Entertainment,
             Inc.*                           $     19,552
     4,125   Tele-Communications Liberty
             Media Group A*                       117,820
    19,800   Tele-Communications, Inc.,
             Class A*                             258,638
                                              -----------
                                                  396,010
                                              -----------
             BUILDING (3.0%)
    66,800   Martin Marietta Materials,
             Inc.                               1,553,100
    39,100   Masco Corp.                        1,407,600
    24,100   Pulte Corp.                          741,075
    44,200   Vulcan Materials Company           2,690,675
                                              -----------
                                                6,392,450
                                              -----------
             CHEMICALS (12.1%)
    63,600   Georgia Gulf Corp.                 1,709,250
    26,100   Gelman Sciences, Inc.*               848,250
   245,400   Millipore Corp.                   10,153,425
    62,100   Morton International, Inc.         2,530,575
   107,400   OM Group, Inc.                     2,899,800
   157,300   Pall Corp.                         4,011,150
    43,610   Raychem Corp.                      3,494,251
                                              -----------
                                               25,646,701
                                              -----------
             COMPUTER EQUIPMENT (3.9%)
    54,300   International Business
             Machines                           8,199,300
                                              -----------
             CONGLOMERATES (5.3%)
   244,300   Corning, Inc.                     11,298,875
                                              -----------
             DRUGS (13.8%)
   244,900   Allergan, Inc.                     8,724,563
    19,400   American Home Products Corp.       1,137,325
    20,000   Pfizer, Inc.                       1,657,500
   141,100   Schering-Plough Corp.              9,136,225
   113,800   Warner-Lambert Company             8,535,000
                                              -----------
                                               29,190,613
                                              -----------
             ELECTRICAL EQUIPMENT (1.5%)
   103,400   Black & Decker Corp.               3,114,925
                                              -----------
             ELECTRONICS (1.6%)
    87,800   AMP, Inc.                          3,369,325
                                              -----------
             ENTERTAINMENT (1.4%)
    42,177   Walt Disney Company                2,936,574
                                              -----------
             FINANCIAL--BANKS (5.7%)
    10,000   Bancorp Hawaii, Inc.                 420,000
    10,000   Bank of NY Company, Inc.             337,500
    36,000   Barnett Banks, Inc.                1,480,500
    30,240   Charter One Financial, Inc.        1,270,080
     7,300   CoreStates Financial Corp.           378,687

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
             FINANCIAL--BANKS (CONTINUED)
    55,100   Mellon Bank Corp.               $  3,912,100
    92,834   U.S. Bank Corp.                    4,171,728
                                              -----------
                                               11,970,595
                                              -----------
             FINANCIAL--INSURANCE (4.9%)
    62,600   Chubb Corp.                        3,364,750
   173,200   Horace Mann Educators Corp.        6,992,950
                                              -----------
                                               10,357,700
                                              -----------
             FINANCIAL--MISCELLANEOUS (3.4%)
   205,400   First USA, Inc.                    7,111,975
                                              -----------
             FOOD & BEVERAGE (11.3%)
    40,800   Anheuser-Busch Companies, Inc.     1,632,000
   273,500   Morningstar Group Inc.*            5,367,437
   253,500   PepsiCo, Inc.                      7,414,875
   108,333   Ralcorp Holdings, Inc.*            2,288,535
    97,600   Ralston-Ralston Purina Group       7,161,400
                                              -----------
                                               23,864,247
                                              -----------
             FURNITURE/HOME APPLIANCE (0.6%)
    61,500   Singer Co. N.V., The               1,376,063
                                              -----------
             HOSPITAL SUPPLY (4.2%)
    40,000   Nellcor Puritan*                     875,000
   187,400   St. Jude Medical*                  7,987,925
                                              -----------
                                                8,862,925
                                              -----------
             HOUSEHOLD--PRODUCTS (1.7%)
    55,400   Avon Products, Inc.                3,164,725
     5,600   Gillette Company                     435,400
                                              -----------
                                                3,600,125
                                              -----------
             MACHINERY & CAPITAL GOODS (0.1%)
    33,800   Johnstown America Industries,
             Inc.*                                147,875
                                              -----------
             OIL & GAS (6.2%)
    93,800   Texaco, Inc.                       9,204,125
    96,800   Unocal Corp.                       3,932,500
                                              -----------
                                               13,136,625
                                              -----------
             PAPER & FOREST PRODUCTS (0.4%)
    24,600   Bowater, Inc.                        925,575
                                              -----------
             PRINTING & PUBLISHING (9.1%)
    19,799   A.C. Nielsen Corp.                   299,460
   127,200   American Greetings Corp.
             Class A                            3,609,300
   274,400   Cognizant Corp.                    9,055,200
    59,400   Dun & Bradstreet Corp.             1,410,750
     3,900   Gannett Company, Inc.                292,012
    65,900   Gibson Greetings, Inc.*            1,293,287

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               13

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                           CAPITAL APPRECIATION FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
             PRINTING & PUBLISHING (CONTINUED)
    27,100   Tribune Company                 $  2,137,513
     3,400   Washington Post Co. Class B        1,139,425
                                              -----------
                                               19,236,947
                                              -----------
             RETAIL (1.2%)
    20,000   Albertson's, Inc.                    712,500
    80,900   Wal-Mart Stores, Inc.              1,850,588
                                              -----------
                                                2,563,088
                                              -----------
             TELECOMMUNICATIONS (1.9%)
    12,000   Airtouch Communications, Inc.        303,000
   111,800   MCI Communications Corp.           3,654,463
                                              -----------
                                                3,957,463
                                              -----------
             TOYS (0.8%)
    61,835   Mattel, Inc.                       1,715,921
                                              -----------
             TOTAL COMMON STOCK               199,371,897
                                              -----------
             (cost $159,563,921)
---------
PRINCIPAL
---------
             CONVERTIBLE DEBT (0.3%)
             MACHINERY (0.3%)
$1,029,000   Consorcio G Grupo Dina, 8.00%,
             08/08/04 (cost $956,985)             649,556
                                              -----------
             COMMERCIAL PAPER (3.2%)
             BANKS (0.4%)
   827,000   Banc One Corp., 6.15%, due
             01/09/97                             825,678
                                              -----------
             BROKER--DEALERS (1.8%)
   604,000   Dean Witter Discover & Co.,
             5.32%, due 01/06/97                  603,334
 3,109,000   Goldman Sachs Group, 5.58%,
             due 01/07/97                       3,105,045
                                              -----------
                                                3,708,379
                                              -----------

------------------------------------------------------
PRINCIPAL               SECURITY                VALUE
------------------------------------------------------
             ELECTRIC UTILITIES (0.2%)
$  374,000   National Rural Utilities,
             5.31%, due 01/03/97             $    373,787
                                              -----------
             FINANCIAL--BANKS (0.8%)
 1,330,000   Bear Stearns Co., Inc., 5.55%,
             due 01/06/97                       1,328,534
   418,000   Merrill Lynch & Co., 5.62%,
             due 01/21/97                         416,580
                                              -----------
                                                1,745,114
                                              -----------
             TOTAL COMMERCIAL PAPER             6,652,958
                                              -----------
             (cost $6,655,091)

             REPURCHASE AGREEMENT (2.2%)
 4,710,036   MBS Tri Party, 6.60%, due
             01/02/97, Collateralized by
             $4,805,000 GNMA 2 M008911AR,
             5.50%, due 07/20/26, market
             value $4,783,099                   4,710,036
                                              -----------
             (cost $4,710,036)
             TOTAL INVESTMENTS               $211,384,447
                                             ============
             (cost $171,886,033)

------------------------------------------------------
* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

The abbreviation in the above statement stands for the following:
        GNMA   Government National Mortgage Association

Portfolio holding percentages represent market value as a percent of net assets.

See accompanying notes to financial statements.

 14              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               TOTAL RETURN FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
              COMMON STOCK (92.5%)
              AEROSPACE/DEFENSE (1.0%)
    108,400   The Boeing Co.                $   11,531,050

              AUTO & AUTO PARTS (5.9%)
    350,000   Chrysler Corp.                    11,550,000
    490,000   Ford Motor Co.                    15,618,750
    622,600   Genuine Parts Co.                 27,705,700
    266,400   Magna International, Inc.         14,851,800
                                              ------------
                                                69,726,250
                                              ------------
              BUSINESS SERVICES (1.8%)
  1,039,250   (The) Olsten Corp.                15,718,656
    153,200   Cognizant Corp.                    5,055,600
                                              ------------
                                                20,774,256
                                              ------------
              CABLE (1.6%)
  1,052,000   Comcast Corp. Class A             18,738,750
                                              ------------
              CHEMICALS (5.4%)
    110,000   Air Products & Chemicals           7,603,750
    400,500   Crompton & Knowles Corp.           7,709,625
    236,200   Du Pont (E.I.) De Nemours &
              Co.                               22,291,375
     99,000   Eastman Chemical Co.               5,469,750
    268,400   Lawter International, Inc.         3,388,550
    446,000   Monsanto Co.                      17,338,250
                                              ------------
                                                63,801,300
                                              ------------
              COMPUTER EQUIPMENT (5.1%)
    200,000   Hewlett-Packard Co.               10,050,000
    250,000   International Business
              Machines                          37,750,000
    257,419   Lucent Technologies, Inc.         11,905,629
                                              ------------
                                                59,705,629
                                              ------------
              COMPUTER SOFTWARE & SERVICES (1.2%)
    340,000   Electronic Data Systems           14,705,000
                                              ------------
              CONGLOMERATE (5.9%)
    200,000   EG&G, Inc.                         4,025,000
    100,000   Eastman Kodak Co.                  8,025,000
    305,300   Honeywell, Inc.                   20,073,475
    556,000   Philips Electronics N.V.          22,240,000
    153,900   Premark International, Inc.        3,424,275
    200,000   Rockwell International Corp.      12,175,000
                                              ------------
                                                69,962,750
                                              ------------
              CONSUMER GOODS (0.7%)
    153,900   Tupperware Corp.                   8,252,888
                                              ------------
              DRUGS (8.0%)
    400,000   Allergan, Inc.                    14,250,000
     90,000   Bristol-Meyers Squibb Co.          9,787,500
    400,000   Glaxo Wellcome PLC ADR            12,700,000

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
              DRUGS (CONTINUED)
     80,000   Schering-Plough Corp.         $    5,180,000
    700,000   Warner-Lambert Co.                52,500,000
                                              ------------
                                                94,417,500
                                              ------------
              ELECTRONICS (0.2%)
    177,000   Woodhead Industries, Inc.          2,433,750

              FINANCIAL (14.7%)
    600,000   Allstate Corp.                    34,725,000
    130,000   Bankers Trust NY                  11,212,500
    607,752   Bear Stearns Company, Inc.        16,941,087
    325,000   Chubb Corp.                       17,468,750
  1,478,100   Equitable Companies, Inc.         36,398,212
    132,400   Mellon Bank Corp.                  9,400,400
    350,000   Merrill Lynch & Co., Inc.         28,525,000
    140,000   Morgan J.P. & Co., Inc            13,667,500
    100,000   Morgan Stanley Group, Inc.         5,712,500
                                              ------------
                                               174,050,949
                                              ------------
              FOOD & BEVERAGE (7.4%)
    176,700   Grand Metropolitan ADR             5,588,138
  2,000,000   Grand Metropolitan PLC            15,709,600
    283,500   Heinz (H.J) Co.                   10,135,125
    100,100   International Flavor &
              Fragrance, Inc.                    4,504,500
    500,000   PepsiCo, Inc.                     14,625,000
    303,000   Ralston-Ralston Purina            22,232,625
    335,000   Seagram Co., Ltd.                 12,981,250
     54,100   Universal Foods Corp.              1,907,025
                                              ------------
                                                87,683,263
                                              ------------
              FOOD--GRAIN & AGRICULTURE (1.7%)
    891,984   Archer-Daniels-Midland Co.        19,623,648

              HEALTHCARE SERVICES (2.4%)
    683,400   Columbia/HCA Healthcare
              Corp.                             27,848,550

              MACHINERY & CAPITAL GOODS (1.5%)
    155,000   Cooper Industries, Inc.            6,529,375
     50,000   Deere & Company                    2,031,250
     60,000   Emerson Electric Co.               5,805,000
     50,000   Nordson Corp.                      3,187,500
                                              ------------
                                                17,553,125
                                              ------------
              OIL & GAS (15.2%)
    370,000   Amoco Corp.                       29,785,000
    230,000   Exxon Corp.                       22,540,000
    458,900   Mobil Corp.                       56,100,525
    110,000   Royal Dutch Petroleum Co.         18,782,500
    225,000   Texaco, Inc.                      22,078,125
    600,000   The Williams Companies, Inc.      22,500,000
    263,460   Union Pacific Resources
              Group, Inc.                        7,706,205
                                              ------------
                                               179,492,355
                                              ------------

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               15

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               TOTAL RETURN FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
  SHARES                SECURITY                VALUE
------------------------------------------------------
              PAPER AND FOREST PRODUCTS (0.1%)
     62,400   Glatfelter (P.H.) Co.         $    1,123,200
                                            --------------
              POLLUTION CONTROL (1.0%)
    350,000   WMX Technologies, Inc.            11,418,750
                                            --------------
              PRINTING & PUBLISHING (1.0%)
    153,200   Dun & Bradstreet Corp.             3,638,500
    217,600   Reader's Digest Assoc.,
              Inc., Class B                      7,888,000
                                            --------------
                                                11,526,500
                                            --------------
              RETAIL (0.1%)
     56,800   Supervalu, Inc.                    1,611,700
                                            --------------
              TELECOMMUNICATIONS (9.6%)
    692,100   360 Communications Co.*           16,004,812
    794,300   AT & T Corp.                      34,552,050
    700,000   MCI Communications Corp.          22,881,250
  1,004,300   Sprint Corp.                      40,046,462
                                            --------------
                                               113,484,574
                                            --------------
              TRANSPORTATION (1.0%)
    193,000   Union Pacific Corp.               11,604,125
                                            --------------
              TOTAL COMMON STOCK             1,091,069,862
                                            --------------
              (cost $791,645,511)

 ---------
 PRINCIPAL
 ---------
              U.S. GOVERNMENT AGENCY (6.3%)
$22,760,000   Federal Home Loan Mortgage
              Corp., Discount Notes, 5.21%
              through 5.36%, due 2/03/97
              through 4/01/97                   22,559,490
 52,220,000   Federal National Mortgage
              Association, Discount Notes,
              5.20% through 5.46%, due
              1/23/97 through 4/29/97           51,597,866
                                              ------------
              TOTAL U.S. GOVERNMENT AGENCY      74,157,356
                                              ------------
              (cost $74,161,880)
  ------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
  ------------------------------------------------------
              U.S. TREASURY BILLS (0.7%)
$ 8,375,000   5.04% through 5.31%, due
              3/06/97 through 8/21/97
              (cost $8,191,817)             $    8,192,415
                                            --------------
              REPURCHASE AGREEMENT (0.4%)
  5,231,951   MBS Tri Party, 6.60%, due
              1/02/97, Collateralized by
              $5,390,000 GNMA 2 M008911AR,
              5.50%, due 07/20/26, market
              value $5,339,372                   5,231,951
                                            --------------
              (cost $5,231,951)
              TOTAL INVESTMENTS             $1,178,651,584
                                            ==============
              (cost $879,231,159)

------------------------------------------------------

* Denotes a non-income producing security.

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

The abbreviations in the above statement stand for the following:
          ADR   American Depository Receipt
          PLC   Public Limited Company
          GNMA  Government National Mortgage Association

See accompanying notes to financial statements.

 16              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              GOVERNMENT BOND FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              MORTGAGE-BACKED SECURITIES (34.4%)
              FEDERAL HOME LOAN MORTGAGE CORP., REMIC
$ 9,036,000   Series 1132-J, 8.00%,
              due 08/15/06                   $  9,388,522
 13,000,000   Series 1344-D, 6.00%,
              due 08/15/07                     12,110,280
 20,000,000   Series 1415-N, 6.75%,
              due 11/15/07                     19,867,800
  9,454,271   Series 31-E, 7.55%,
              due 05/15/20                      9,536,334
 10,000,000   Series 94-E, 8.95%,
              due 11/15/20                     10,029,140
 10,000,000   Series 1102-H, 8.875%,
              due 06/15/21                     10,734,930
 14,715,163   Series 1143-Z, 7.50%,
              due 10/15/21                     14,616,380
  3,022,412   Series 190-D, 9.20%,
              due 10/15/21                      3,126,994

              FEDERAL NATIONAL MORTGAGE ASSOCIATION,
              REMIC
  3,034,320   Series 68-E, 8.35%,
              due 10/25/03                      3,049,128
  7,849,998   Series 100-M, 5.50%,
              due 09/25/01                      7,689,623
  5,000,000   Series 34-E, 9.85%,
              due 08/25/14                      5,110,215
  2,002,678   Series 25-B, 9.25%,
              due 10/25/18                      2,102,038
 14,000,000   Series 16-D, 9.00%,
              due 03/25/20                     14,540,260
  8,846,037   Series 81-Z, 8.50%,
              due 04/25/20                      9,386,812
  6,204,751   Series 67-Z, 9.00%,
              due 06/25/22                      6,507,902
  3,729,426   Series 73-A, 8.00%,
              due 07/25/21                      3,806,413
 17,000,000   Series 203- PJ, 6.50%,
              due 10/25/23                     16,601,860
                                              -----------
              TOTAL MORTGAGE-BACKED
              SECURITIES                      158,204,631
                                              -----------
              (cost $155,462,837)

              U. S. GOVERNMENT AND AGENCY
              LONG-TERM OBLIGATIONS (52.4%)
              FEDERAL HOME LOAN BANKS
 12,000,000   6.36%, due 03/21/01              12,003,900

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION
$38,000,000   6.81%, due 03/11/04            $ 37,721,954
 26,000,000   7.445%, due 04/14/04             26,354,926
 10,000,000   7.54%, due 05/03/04              10,209,850

              FEDERAL NATIONAL MORTGAGE ASSOCIATION
 22,000,000   8.25%, due 10/12/04              22,927,850
 21,000,000   7.26%, due 10/05/05              20,938,155
 12,310,000   7.58%, due 04/26/06              12,454,557

              PRIVATE EXPORT FUNDING CORPORATION
 30,000,000   6.86%, due 04/30/04              30,521,880

              RESOLUTION FUNDING CORPORATION, STRIPS
 54,000,000   0.00%, due 04/15/06              29,403,486
 25,000,000   0.00%, due 04/15/08              11,811,975
 58,000,000   0.00%, due 07/15/13              18,592,422
 40,000,000   0.00%, due 07/15/20               7,735,160
                                             ------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY LONG-TERM OBLIGATIONS    240,676,115
                                             ------------
              (cost $235,133,219)

REPURCHASE AGREEMENT (12.3%)
 56,674,000   UBS Securities,
              6.25%, due 01/02/97,
              Collateralized by $45,207,000
              U.S. Treasury Notes, 8.875%,
              due 02/15/19,
              market value $57,808,451         56,674,000
                                             ------------
              (cost $56,674,000)
              TOTAL INVESTMENTS              $455,554,746
                                             ============
              (cost $447,270,056)

------------------------------------------------------

The abbreviations in the above statement stand for the following:

          REMIC Real Estate Mortgage Investment Conduit

Cost also represents cost for Federal income tax purposes.

Portfolio holding percentages represent market value as a percentage of net assets.

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               17

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               MONEY MARKET FUND

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              CANADIAN GOVERNMENT OBLIGATIONS (5.6%)
$ 1,200,000   British Columbia, Providence
              of, 5.80%, due 01/22/97        $  1,195,940
  3,000,000   British Columbia, Providence
              of, 5.60%, due 02/11/97           2,980,867
  2,968,000   British Columbia, Providence
              of, 5.28%, due 02/03/97           2,953,635
  3,000,000   British Columbia, Providence
              of, 5.38%, due 01/30/97           2,986,998
  7,000,000   British Columbia, Providence
              of, 5.50%, due 02/10/97           6,957,222
 12,000,000   Canadian Wheat Board, 5.32%,
              due 02/18/97                     11,914,880
  9,850,000   Canadian Wheat Board, 5.26%,
              due 02/18/97                      9,780,919
  6,000,000   Canadian Wheat Board, 5.40%,
              due 03/19/97                      5,930,700
  7,834,000   Export Development, 5.58%,
              due 01/03/97                      7,831,572
  2,200,000   Export Development, 5.70%,
              due 01/03/97                      2,199,303
                                             ------------
              TOTAL CANADIAN GOVERNMENT
              OBLIGATIONS                      54,732,036
                                             ------------
              (cost $54,732,036)

              COMMERCIAL PAPER (91.8%)
              AGRICULTURE/FINANCE (3.0%)
  9,688,000   John Deere Capital, 5.38%,
              due 01/21/97                      9,659,044
 12,000,000   John Deere Capital, 5.32%,
              due 02/07/97                     11,934,387
  8,000,000   John Deere Capital, 5.42%,
              due 01/16/97                      7,981,933
                                             ------------
                                               29,575,364
                                             ------------
              AUTO/FINANCE (1.5%)
  6,112,000   Ford Motor Credit Co., 5.34%,
              due 01/10/97                      6,103,840
  1,863,000   Ford Motor Credit Co., 5.32%,
              due 01/10/97                      1,860,522
  7,000,000   Ford Motor Credit Co., 5.31%,
              due 01/22/97                      6,978,318
                                             ------------
                                               14,942,680
                                             ------------
              BANKS (11.8%)
 10,000,000   Banc One Corp., 5.32%, due
              02/14/97                          9,934,978
  9,000,000   Banc One Corp., 5.30%, due
              01/14/97                          8,982,775
 10,000,000   Banc One Corp., 5.30%, due
              01/10/97                          9,986,750
 10,000,000   CoreStates Capital Corp.,
              5.32%, due 01/28/97               9,960,100
 15,000,000   Morgan (J.P.) & Co., 5.39%,
              due 01/13/97                     14,973,050
  8,000,000   Morgan (J.P.) & Co., 5.40%,
              due 03/25/97                      7,900,400

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              BANKS (CONTINUED)
$ 7,000,000   Morgan (J.P.) & Co., 5.34%,
              due 02/11/97                   $  6,957,428
 12,000,000   National City Credit Corp.,
              5.29%, due 03/14/97              11,873,040
 14,000,000   National City Credit Corp.,
              5.39%, due 01/24/97              13,951,789
  2,000,000   National City Credit Corp.,
              5.30%, due 01/10/97               1,997,350
 19,915,000   Norwest Corp., 5.35%, due
              02/06/97                         19,808,455
                                             ------------
                                              116,326,115
                                             ------------
              BROKER-DEALERS (15.4%)
  5,000,000   Bear Stearns Company, 5.43%,
              due 01/17/97                      4,987,934
 10,000,000   Bear Stearns Company, 5.33%,
              due 02/06/97                      9,946,700
 10,000,000   Bear Stearns Company, 5.30%,
              due 04/01/97                      9,867,500
  5,000,000   Bear Stearns Company, 5.33%,
              due 03/14/97                      4,946,700
  2,670,000   Dean Witter Discover, 5.31%,
              due 01/31/97                      2,658,185
  5,000,000   Dean Witter Discover, 5.31%,
              due 01/08/97                      4,994,838
  7,850,000   Dean Witter Discover, 5.28%,
              due 02/28/97                      7,783,223
 15,000,000   Dean Witter Discover, 5.40%,
              due 01/15/97                     14,968,500
 10,000,000   Goldman Sachs Group, 5.43%,
              due 01/14/97                      9,980,392
  3,800,000   Goldman Sachs Group, 5.65%,
              due 01/02/97                      3,799,404
 10,000,000   Goldman Sachs Group, 5.31%,
              due 03/21/97                      9,883,475
  6,000,000   Goldman Sachs Group, 5.43%,
              due 01/13/97                      5,989,140
  5,000,000   Goldman Sachs Group, 5.42%,
              due 01/24/97                      4,982,686
 10,000,000   Merrill Lynch & Co., 5.33%,
              due 01/24/97                      9,965,947
  8,000,000   Merrill Lynch & Co., 5.44%,
              due 01/21/97                      7,975,822
  5,000,000   Merrill Lynch & Co., 5.33%,
              due 02/14/97                      4,967,428
 10,000,000   Morgan Stanley Group, 5.34%,
              due 03/20/97                      9,884,300
  4,000,000   Morgan Stanley Group, 5.45%,
              due 03/20/97                      3,952,766
 10,000,000   Smith Barney, Inc., 5.32%,
              due 01/09/97                      9,988,178
 10,000,000   Smith Barney, Inc., 5.45%,
              due 01/09/97                      9,987,889
                                             ------------
                                              151,511,007
                                             ------------

 18              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               MONEY MARKET FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              CHEMICALS (7.4%)
$ 5,000,000   Great Lakes Chemical, 5.45%,
              due 03/31/97                   $  4,932,632
  5,000,000   Great Lakes Chemical, 5.37%,
              due 01/17/97                      4,988,067
  1,857,000   Great Lakes Chemical, 5.40%,
              due 01/10/97                      1,854,493
  6,000,000   Great Lakes Chemical, 5.42%,
              due 02/28/97                      5,947,607
  5,000,000   Great Lakes Chemical, 5.50%,
              due 01/27/97                      4,980,139
 11,405,000   Great Lakes Chemical, 5.40%,
              due 01/22/97                     11,369,074
  7,500,000   Monsanto Co., 5.32%,
              due 01/13/97                      7,486,700
  4,000,000   PPG Industries, 5.50%,
              due 02/24/97                      3,967,000
  9,000,000   PPG Industries, 5.40%,
              due 02/20/97                      8,932,500
 10,854,000   PPG Industries, 5.35%,
              due 01/13/97                     10,834,644
  7,385,000   PPG Industries, 5.35%,
              due 02/20/97                      7,330,125
                                             ------------
                                               72,622,981
                                             ------------
              CONSUMER SALES FINANCE (12.3%)
 14,000,000   American Express Credit Corp,
              5.33%, due 01/23/97              13,954,400
 10,000,000   American Express Credit Corp,
              5.45%, due 02/24/97               9,918,250
 15,000,000   Associates Corp. of N.A.,
              5.43%,
              due 01/17/97                     14,963,800
  5,000,000   Avco Financial Services,
              Inc., 5.34%, due 01/09/97         4,994,067
  7,000,000   Avco Financial Services,
              Inc., 5.29%, due 02/25/97         6,943,426
  4,854,000   Avco Financial Services,
              Inc., 5.40%, due 01/17/97         4,842,350
 10,000,000   Avco Financial Services,
              Inc., 5.47%, due 02/12/97         9,936,183
  3,000,000   Avco Financial Services,
              Inc., 5.30%, due 01/28/97         2,988,075
 10,675,000   Beneficial Corp., 5.42%,
              due 02/21/97                     10,593,034
  5,000,000   Beneficial Corp., 5.38%,
              due 01/24/97                      4,982,814
  5,000,000   Beneficial Corp., 5.47%,
              due 02/24/97                      4,958,975
 10,000,000   Beneficial Corp., 5.31%,
              due 01/14/97                      9,980,825
 12,000,000   Commercial Credit Co., 5.35%,
              due 02/03/97                     11,941,150
  3,000,000   Norwest Financial, Inc.,
              5.31%,
              due 01/27/97                      2,988,495
  7,000,000   Norwest Financial, Inc.,
              5.40%,
              due 01/23/97                      6,976,900
                                             ------------
                                              120,962,744
                                             ------------

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              CORPORATE CREDIT UNIONS (1.6%)
$15,252,000   U.S. Central Credit Union,
              5.30%, due 01/16/97            $ 15,218,318
                                             ------------
              DIVERSIFIED FINANCE (3.0%)
  1,700,000   GE Capital Corp., 5.30%, due
              01/16/97                          1,696,246
  1,900,000   GE Capital Corp., 5.30%, due
              03/03/97                          1,882,937
  5,000,000   GE Capital Corp., 5.31%, due
              05/08/97                          4,906,338
  5,000,000   GE Capital Corp., 5.35%, due
              05/12/97                          4,902,660
  5,000,000   GE Capital Corp., 5.30%, due
              01/13/97                          4,991,166
  6,000,000   GE Capital Corp., 5.37%, due
              04/24/97                          5,898,865
  5,000,000   GE Capital Corp., 5.46%, due
              03/24/97                          4,937,816
                                             ------------
                                               29,216,028
                                             ------------
              ENTERTAINMENT (0.5%)
  5,000,000   Walt Disney Company, 5.45%,
              due 03/10/97                      4,948,527
                                             ------------
              FINANCIAL SERVICES/ELECTRIC UTILITY (3.0%)
 10,000,000   Natural Rural Utilities,
              5.31%,
              due 01/06/97                      9,992,625
  5,000,000   Natural Rural Utilities,
              5.31%,
              due 01/07/97                      4,995,575
  5,000,000   Natural Rural Utilities,
              5.30%,
              due 01/24/97                      4,983,069
 10,000,000   Natural Rural Utilities,
              5.32%,
              due 03/04/97                      9,908,378
                                             ------------
                                               29,879,647
                                             ------------
              FOOD & BEVERAGE (4.8%)
  7,220,000   CPC International, Inc.,
              5.31%,
              due 01/17/97                      7,202,961
  8,000,000   Campbell Soup Co., 5.39%,
              due 02/26/97                      7,932,924
 12,000,000   Heinz ("HJ") Company, 5.37%,
              due 01/24/97                     11,958,830
  6,500,000   Heinz ("HJ") Company, 5.42%,
              due 01/29/97                      6,472,599
  5,890,000   Heinz ("HJ") Company, 5.40%,
              due 03/03/97                      5,836,107
  5,000,000   Heinz ("HJ") Company, 5.65%,
              due 02/07/97                      4,970,965
  3,000,000   Heinz ("HJ") Company, 5.40%,
              due 01/28/97                      2,987,850
                                             ------------
                                               47,362,236
                                             ------------
              HEAVY EQUIPMENT FINANCE (2.5%)
 16,000,000   Caterpillar Financial
              Services, 5.35%, due 01/02/97    15,997,622
  9,000,000   Caterpillar Financial
              Services, 5.30%, due 01/28/97     8,964,225
                                             ------------
                                               24,961,847
                                             ------------

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               19

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               MONEY MARKET FUND

           STATEMENT OF INVESTMENTS -- DECEMBER 31, 1996 (CONTINUED)

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              HOUSEWARES (2.3%)
$ 1,000,000   Rubbermaid, Inc., 5.32%,
              due 01/03/97                   $    999,705
 12,000,000   Rubbermaid, Inc., 6.58%,
              due 01/06/97                     11,989,032
 10,000,000   Rubbermaid, Inc., 5.35%,
              due 03/18/97                      9,887,056
                                             ------------
                                               22,875,793
                                             ------------
              INSURANCE (6.8%)
    273,000   AIG Funding, Inc., 5.35%,
              due 01/31/97                        271,783
  4,985,000   AIG Funding, Inc., 5.53%,
              due 01/31/97                      4,962,027
  3,415,000   AIG Funding, Inc., 5.45%,
              due 01/31/97                      3,399,490
  7,000,000   MetLife Funding, Inc., 5.32%,
              due 02/04/97                      6,964,829
  4,000,000   MetLife Funding, Inc., 5.37%,
              due 01/21/97                      3,988,067
 12,000,000   MetLife Funding, Inc., 5.32%,
              due 02/12/97                     11,925,520
  5,201,000   MetLife Funding, Inc., 5.30%,
              due 01/17/97                      5,188,749
 10,000,000   Old Republic Capital Corp.,
              5.32%, due 03/06/97               9,905,421
  8,128,000   Old Republic Capital Corp.,
              5.33%, due 03/06/97               8,050,983
  8,700,000   Old Republic Capital Corp.,
              5.55%, due 01/07/97               8,691,953
  3,000,000   Old Republic Capital Corp.,
              5.33%, due 04/09/97               2,956,472
                                             ------------
                                               66,305,294
                                             ------------
              OFFICE EQUIPMENT AND SUPPLIES (1.3%)
  5,910,000   Pitney Bowes Credit, 5.58%,
              due 02/18/97                      5,866,030
  7,000,000   Pitney Bowes Credit Corp.,
              5.42%, due 02/24/97               6,943,090
                                             ------------
                                               12,809,120
                                             ------------
              OIL & GAS (0.6%)
  6,000,000   Koch Industries, Inc., 6.55%,
              due 01/02/97                      5,998,908
                                             ------------
              OIL & GAS: EQUIPMENT & SERVICES (2.8%)
 10,000,000   Chevron Transport Corp.,
              5.32%,
              due 01/15/97                      9,979,310
  5,000,000   Chevron Transport Corp.,
              5.43%,
              due 01/10/97                      4,993,213
 12,000,000   Chevron Transport, Corp.,
              5.32%,
              due 01/08/97                     11,987,587
                                             ------------
                                               26,960,110
                                             ------------

------------------------------------------------------
 PRINCIPAL              SECURITY                VALUE
------------------------------------------------------
              PACKAGING/CONTAINERS (2.2%)
$ 4,500,000   Bemis Co., Inc, 5.43%,
              due 02/13/97                   $  4,470,814
  7,375,000   Bemis Co., Inc, 5.40%,
              due 01/14/97                      7,360,619
 10,000,000   Bemis Co., Inc, 5.45%,
              due 01/23/97                      9,966,694
                                             ------------
                                               21,798,127
                                             ------------
              PAPER AND FOREST PRODUCTS (3.0%)
 10,000,000   Sonoco Products Co., 5.30%,
              due 01/07/97                      9,991,166
  9,770,000   Sonoco Products Co., 5.35%,
              due 01/14/97                      9,751,125
 10,000,000   Sonoco Products Co., 5.42%,
              due 01/14/97                      9,980,428
                                             ------------
                                               29,722,719
                                             ------------
              PHARMACEUTICALS/PERSONAL CARE (4.0%)
 10,000,000   Glaxo Wellcome, 5.31%,
              due 01/22/97                      9,969,025
 15,000,000   Pfizer Inc., 5.40%, due
              04/02/97                         14,795,250
 15,000,000   Pfizer Inc., 5.30%, due
              03/12/97                         14,845,417
                                             ------------
                                               39,609,692
                                             ------------
              PREMIUM FINANCE (1.0%)
 10,000,000   A.I. Credit Corp., 5.30%,
              due 01/16/97                      9,977,917
                                             ------------
              PRINTING & PUBLISHING (1.0%)
  9,740,000   Donnelley (RR) & Sons, 6.85%,
              due 01/02/97                      9,738,147
                                             ------------
              TOTAL COMMERCIAL PAPER          903,323,321
                                             ------------
              (cost $903,323,321)

              U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (2.6%)
  6,000,000   U.S. Treasury Bill, 5.26%,
              due 04/03/97                      5,919,347
 20,000,000   FNMA Floating Note, 5.13%*,
              due 06/20/97                     19,992,362
                                             ------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS               25,911,709
                                             ------------
              (cost $25,911,709)
              TOTAL INVESTMENTS              $983,967,066
                                             ============
              (cost $983,967,066)

------------------------------------------------------
Cost also represents cost for Federal income tax purposes.

The abbreviation in the above statement stands for the following:
          FNMA Federal National Mortgage Association.

Portfolio holding percentages represent value as a percentage of net assets.

*Variable rate security. The rate reflected in the Statement of Investments is the rate in effect on December 31, 1996.
See accompanying notes to financial statements.

 20              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                                SMALL        CAPITAL
                                               COMPANY     APPRECIATION   TOTAL RETURN    GOVERNMENT    MONEY MARKET
                                                 FUND          FUND           FUND        BOND FUND         FUND
                                             ------------  ------------  --------------  ------------  --------------
ASSETS
  Investments in securities, at value
    (cost $154,207,687, $167,175,997,
    $873,999,208, $390,596,056, and
    $983,967,066, respectively)              $168,536,401  $206,674,411  $1,173,419,633  $398,880,746  $  983,967,066
  Repurchase agreements (cost $17,043,000,
    $4,710,036, $5,231,951, and $56,674,000,
    respectively)                              17,043,000     4,710,036       5,231,951    56,674,000              --
                                             ------------  ------------  --------------  ------------  --------------
    Total investments                         185,579,401   211,384,447   1,178,651,584   455,554,746     983,967,066
  Cash                                            249,665            --          30,322           719          18,617
  Accrued interest and dividends receivable        94,696       180,742       1,671,546     3,818,073          32,317
  Withholding tax reclaim receivable               13,809            --          27,872            --              --
  Receivable for investment securities sold       878,803            --              --        76,130              --
  Deferred organization expenses                    6,950            --              --            --              --
                                             ------------  ------------  --------------  ------------  --------------
    Total assets                              186,823,324   211,565,189   1,180,381,324   459,449,668     984,018,000
                                             ------------  ------------  --------------  ------------  --------------
LIABILITIES
  Cash overdraft                                       --           433              --            --              --
  Payable for foreign currency contracts            2,332            --              --            --              --
  Payable for investment securities
    purchased                                   5,792,005            --              --            --              --
  Accrued management fees                         145,247        86,707         492,287       194,536         410,454
  Other accrued expenses                           44,031         4,226          13,252         8,282          78,868
                                             ------------  ------------  --------------  ------------  --------------
    Total liabilities                           5,983,615        91,366         505,539       202,818         489,322
                                             ------------  ------------  --------------  ------------  --------------
NET ASSETS                                   $180,839,709  $211,473,823  $1,179,875,785  $459,246,850  $  983,528,678
                                             ============  ============  ==============  ============  ==============
REPRESENTED BY:
  Capital                                    $167,495,493  $171,959,795  $  880,403,344  $455,280,050  $  983,535,282
  Net unrealized appreciation on investments
    and translation of assets and
    liabilities in foreign currencies          14,323,871    39,498,414     299,420,425     8,284,690              --
  Undistributed net realized loss from
    investments and foreign currency
    transactions                                       --            --              --    (4,334,590)         (6,604)
  Distributions in excess of net realized
    gains from investments and foreign
    currency transactions                        (963,415)           --              --            --              --
  Undistributed (distributions in excess of)
    net investment income                         (16,240)       15,614          52,016        16,700              --
                                             ------------  ------------  --------------  ------------  --------------
NET ASSETS                                   $180,839,709  $211,473,823  $1,179,875,785  $459,246,850  $  983,528,678
                                             ============  ============  ==============  ============  ==============
Shares outstanding (unlimited number of
  shares authorized)                           13,017,812    12,986,552      88,894,070    41,581,018     983,538,556
                                             ============  ============  ==============  ============  ==============
NET ASSET VALUE, offering and redemption
  price per share                            $      13.89  $      16.28  $        13.27  $      11.04  $         1.00
                                             ============  ============  ==============  ============  ==============

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               21

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                  SMALL        CAPITAL
                                 COMPANY     APPRECIATION   TOTAL RETURN    GOVERNMENT    MONEY MARKET
                                  FUND           FUND           FUND        BOND FUND         FUND
                               -----------   ------------   ------------   ------------   ------------
INVESTMENT INCOME:
INCOME:
  Interest                     $   739,901   $    561,758   $  4,885,900   $ 29,989,045   $49,804,088
  Dividends                        827,293      2,250,264     19,471,950             --            --
  Less foreign tax withheld        (35,499)            --       (149,119)            --            --
                               -----------    -----------   ------------   ------------   -----------
     Total income                1,531,695      2,812,022     24,208,731     29,989,045    49,804,088
                               -----------    -----------   ------------   ------------   -----------
EXPENSES:
  Investment management fees       851,352        684,932      4,851,676      2,225,962     4,518,925
  Custodian fees                   107,000         22,000         27,000         16,500        55,812
  Professional services              7,683          4,419         34,697         14,739        36,394
  Trustees fees and expenses           103            194          1,436            685         1,328
  Other                             52,016          7,322         26,241          8,590        24,019
                               -----------    -----------   ------------   ------------   -----------
     Total expenses              1,018,154        718,867      4,941,050      2,266,476     4,636,478
                               -----------    -----------   ------------   ------------   -----------
NET INVESTMENT INCOME          $   513,541   $  2,093,155   $ 19,267,681   $ 27,722,569   $45,167,610
                               ===========    ===========   ============   ============   ===========
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized gain (loss) on
     investments and foreign
     currency transactions     $   (10,875)  $  6,083,507   $ 44,581,276   $  4,438,322   $      (740)
  Net change in unrealized
     appreciation
     (depreciation) on
     investments and
     translation of assets
     and liabilities in
     foreign currencies         12,814,687     24,469,916    132,964,864    (17,097,130)           --
                               -----------    -----------   ------------   ------------   -----------
     Net realized and
       unrealized gain (loss)
       on investments and
       translation of assets
       and liabilities in
       foreign currencies       12,803,812     30,553,423    177,546,140    (12,658,808)         (740)
                               -----------    -----------   ------------   ------------   -----------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS    $13,317,353   $ 32,646,578   $196,813,821   $ 15,063,761   $45,166,870
                               ===========    ===========   ============   ============   ===========

See accompanying notes to financial statements.

 22              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                         SMALL COMPANY FUND
                                                                 ---------------------------------
                                                                                    PERIOD FROM
                                                                                 OCTOBER 23, 1995
                                                                                 (COMMENCEMENT OF
                                                                  YEAR ENDED    OPERATIONS) THROUGH
                                                                 DECEMBER 31,      DECEMBER 31,
                                                                     1996              1995
                                                                 ------------    -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                          $    513,541       $    28,283
  Net realized loss on investments and foreign currencies             (10,875)         (103,052)
  Net change in unrealized appreciation on investments and
     translation of assets and liabilities in foreign
     currencies                                                    12,814,687         1,509,184
                                                                 ------------       -----------
     Net increase in net assets resulting from operations          13,317,353         1,434,415
                                                                 ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (467,602)          (25,860)
  In excess of net realized gain from investment
     transactions and foreign currency transactions                  (914,090)               --
  Tax return of capital                                               (58,538)
                                                                 ------------       -----------
     Decrease in net assets from distributions to
       shareholders                                                (1,440,230)          (25,860)
                                                                 ------------       -----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                233,069,667        18,935,596
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                  1,440,231            25,860
  Cost of shares redeemed                                         (82,702,784)       (3,214,539)
                                                                 ------------       -----------
     Net increase in net assets derived from capital share
       transactions                                               151,807,114        15,746,917
                                                                 ------------       -----------
NET INCREASE IN NET ASSETS                                        163,684,237        17,155,472
NET ASSETS -- BEGINNING OF PERIOD                                  17,155,472                --
                                                                 ------------       -----------
NET ASSETS -- END OF PERIOD                                      $180,839,709       $17,155,472
                                                                 ============       ===========
Undistributed net realized loss on investments and foreign
  currency transactions included in net assets at end of
  period                                                         $         --       $  (103,052)
                                                                 ============       ===========
Distributions in excess of net realized gain on investments
  and foreign currency transactions included in net assets
  at end of period                                               $   (963,415)      $        --
                                                                 ============       ===========
Undistributed (distributions in excess of) net investment
  income included in net assets at end of period                 $    (16,240)      $     2,423
                                                                 ============       ===========
SHARE ACTIVITY:
  Shares sold                                                      17,796,626         1,796,171
  Reinvestment of distributions                                       104,562             2,265
  Shares redeemed                                                  (6,385,454)         (296,358)
                                                                 ------------       -----------
Net increase in number of shares                                   11,515,734         1,502,078
                                                                 ============       ===========

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               23

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     CAPITAL APPRECIATION FUND
                                                                    ---------------------------
                                                                     YEAR ENDED     YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,
                                                                        1996           1995
                                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                             $  2,093,155   $  1,232,936
  Net realized gain on investments                                     6,083,507      2,523,674
  Net change in unrealized appreciation on investments                24,469,916     13,171,765
                                                                    ------------   ------------
     Net increase in net assets resulting from operations             32,646,578     16,928,375
                                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (2,097,320)    (1,213,046)
  Net realized gain on investments                                    (6,083,507)    (2,302,021)
  In excess of net realized gain on investments                               --         (1,329)
                                                                    ------------   ------------
     Decrease in net assets from distributions to shareholders        (8,180,827)    (3,516,396)
                                                                    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                   188,489,438     26,980,755
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                     8,180,827      3,863,870
  Cost of shares redeemed                                            (90,899,204)   (23,461,693)
                                                                    ------------   ------------
     Net increase in net assets derived from capital share
      transactions                                                   105,771,061      7,382,932
                                                                    ------------   ------------
NET INCREASE IN NET ASSETS                                           130,236,812     20,794,911
NET ASSETS -- BEGINNING OF PERIOD                                     81,237,011     60,442,100
                                                                    ------------   ------------
NET ASSETS -- END OF PERIOD                                         $211,473,823   $ 81,237,011
                                                                    ============   ============
Undistributed net realized gain on investments included in net
  assets at end of period                                           $         --   $         --
                                                                    ============   ============
Distributions in excess of net realized gains on investments
  included in net assets at end of period                           $         --   $         --
                                                                    ============   ============
Undistributed net investment income included in net assets at end
  of period                                                         $     15,614   $     19,779
                                                                    ============   ============
SHARE ACTIVITY:
  Shares sold                                                         12,564,846      2,172,400
  Reinvestment of distributions                                          511,125        299,746
  Shares redeemed                                                     (6,117,513)    (1,977,044)
                                                                    ------------   ------------
Net increase in number of shares                                       6,958,458        495,102
                                                                    ============   ============

See accompanying notes to financial statements.

 24              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                        TOTAL RETURN FUND
                                                                  -----------------------------
                                                                    YEAR ENDED      YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,
                                                                       1996            1995
                                                                  --------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                           $   19,267,681   $ 19,348,385
  Net realized gain on investments                                    44,581,276     42,991,075
  Net change in unrealized appreciation on investments               132,964,864    108,350,477
                                                                  --------------   ------------
     Net increase in net assets resulting from operations            196,813,821    170,689,937
                                                                  --------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                              (19,350,083)   (19,011,213)
  Net realized gain on investments                                   (44,581,276)   (42,991,075)
  In excess of net realized gain on investments                                -       (227,335)
                                                                  --------------   ------------
     Decrease in net assets from distributions to
       shareholders                                                  (63,931,359)   (62,229,623)
                                                                  --------------   ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                   234,350,587    145,723,309
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                    63,931,358     79,264,509
  Cost of shares redeemed                                            (66,253,094)   (53,304,608)
                                                                  --------------   ------------
     Net increase in net assets derived from capital share
       transactions                                                  232,028,851    171,683,210
                                                                  --------------   ------------
NET INCREASE IN NET ASSETS                                           364,911,313    280,143,524
NET ASSETS -- BEGINNING OF PERIOD                                    814,964,472    534,820,948
                                                                  --------------   ------------
NET ASSETS -- END OF PERIOD                                       $1,179,875,785   $814,964,472
                                                                  ==============   ============
Undistributed net realized loss on investments included in
  net assets at end of period                                     $           --   $         --
                                                                  ==============   ============
Undistributed net investment income included in net assets
  at end of period                                                $       52,016   $    134,418
                                                                  ==============   ============
SHARE ACTIVITY:
  Shares sold                                                         18,641,347     13,111,420
  Reinvestment of distributions                                        4,890,401      7,198,362
  Shares redeemed                                                     (5,275,955)    (4,821,628)
                                                                  --------------   ------------
Net increase in number of shares                                      18,255,793     15,488,154
                                                                  ==============   ============

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               25

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                       GOVERNMENT BOND FUND
                                                                   ----------------------------
                                                                    YEAR ENDED     YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,
                                                                       1996           1995
                                                                   ------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                            $ 27,722,569   $  26,950,345
  Net realized gain on investments                                    4,438,322         813,537
  Net change in unrealized appreciation (depreciation) on
     investments                                                    (17,097,130)     43,487,386
                                                                   ------------   -------------
     Net increase in net assets resulting from operations            15,063,761      71,251,268
                                                                   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME            (27,750,527)    (26,924,228)
                                                                   ------------   -------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                   80,750,210      90,606,931
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                   27,750,527      33,834,038
  Cost of shares redeemed                                           (90,583,178)   (106,004,873)
                                                                   ------------   -------------
     Net increase in net assets derived from capital share
       transactions                                                  17,917,559      18,436,096
                                                                   ------------   -------------
NET INCREASE IN NET ASSETS                                            5,230,793      62,763,136
NET ASSETS -- BEGINNING OF PERIOD                                   454,016,057     391,252,921
                                                                   ------------   -------------
NET ASSETS -- END OF PERIOD                                        $459,246,850   $ 454,016,057
                                                                   ============   =============
Undistributed net realized loss on investments included in
  net assets at end of period                                      $ (4,334,590)  $  (8,772,912)
                                                                   ============   =============
Undistributed net investment income included in net assets
  at end of period                                                 $     16,700   $      44,658
                                                                   ============   =============
SHARE ACTIVITY:
  Shares sold                                                         7,317,309       8,275,783
  Reinvestment of distributions                                       2,540,180       3,126,554
  Shares redeemed                                                    (8,244,830)     (9,801,205)
                                                                   ------------   -------------
Net increase in number of shares                                      1,612,659       1,601,132
                                                                   ============   =============

See accompanying notes to financial statements.

 26              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                       MONEY MARKET FUND
                                                               ---------------------------------
                                                                 YEAR ENDED        YEAR ENDED
                                                                DECEMBER 31,      DECEMBER 31,
                                                                    1996              1995
                                                               ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income                                        $    45,167,610   $    39,361,888
  Net realized loss on investments                                        (740)           (5,864)
                                                               ---------------   ---------------
     Net increase in net assets resulting from operations           45,166,870        39,356,024
                                                               ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                            (45,170,024)      (39,360,095)
  Tax return of capital                                                 (3,388)               --
                                                               ---------------   ---------------
  Decrease in net assets from distributions to shareholders        (45,173,412)      (39,360,095)
                                                               ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                               2,044,373,614       971,797,511
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                  45,202,840        43,287,489
  Cost of shares redeemed                                       (1,843,449,040)   (1,105,699,769)
                                                               ---------------   ---------------
     Net increase (decrease) in net assets derived from
       capital share transactions                                  246,127,414       (90,614,769)
                                                               ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS                              246,120,872       (90,618,840)
NET ASSETS -- BEGINNING OF PERIOD                                  737,407,806       828,026,646
                                                               ---------------   ---------------
NET ASSETS -- END OF PERIOD                                    $   983,528,678   $   737,407,806
                                                               ===============   ===============
Undistributed net realized loss on investments included in
  net assets at end of period                                  $        (6,604)  $        (5,864)
                                                               ===============   ===============
Undistributed net investment income included in net assets at
  end of period                                                $            --   $         2,414
                                                               ===============   ===============
SHARE ACTIVITY:
  Shares sold                                                    2,044,373,614       971,797,397
  Reinvestment of distributions                                     45,202,840        43,287,489
  Shares redeemed                                               (1,843,449,040)   (1,105,699,769)
                                                               ---------------   ---------------
Net increase (decrease) in number of shares                        246,127,414       (90,614,883)
                                                               ===============   ===============

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               27

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                           SMALL COMPANY FUND
                                                                    -------------------------------
                                                                                      PERIOD FROM
                                                                                   OCTOBER 23, 1995
                                                                                   (COMMENCEMENT OF
                                                                    YEAR ENDED    OPERATIONS) THROUGH
                                                                   DECEMBER 31,      DECEMBER 31,
                                                                       1996              1995
                                                                   -----------     -----------------
NET ASSET VALUE -- BEGINNING OF PERIOD                               $  11.42           $ 10.00
  Net investment income                                                  0.06              0.02
  Net realized gain and unrealized appreciation on
     investments and translation of assets and liabilities in
     foreign currencies                                                  2.55              1.42
                                                                     --------           -------
     Total from investment operations                                    2.61              1.44
                                                                     --------           -------
  Distributions from net investment income                              (0.06)            (0.02)
  Distributions in excess of net realized gain from
     investment transactions and foreign currencies                     (0.08)               --
                                                                     --------           -------
     Total distributions                                                (0.14)            (0.02)
                                                                     --------           -------
     Net increase in net asset value                                     2.47              1.42
                                                                     --------           -------
NET ASSET VALUE -- END OF PERIOD                                     $  13.89           $ 11.42
                                                                     ========           =======
Total Return                                                            22.83%            14.38%
Ratios and supplemental data:
  Net Assets, end of period (000)                                    $180,840           $17,155
  Ratio of expenses to average net assets                                1.20%             1.25%*
  Ratio of expenses to average net assets**                              1.20%             1.74%*
  Ratio of net investment income to average net assets                   0.60%             1.32%*
  Ratio of net investment income to average net assets**                 0.60%             0.83%*
  Portfolio turnover                                                   136.74%             9.03%
  Average commission rate paid***                                      2.8802c               --

------------------------------------------------------
  * Ratios are annualized for periods less than one year.

 ** Ratios calculated as if no fees were waived or expenses reimbursed.

*** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

 28              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                         CAPITAL APPRECIATION FUND
                                    -------------------------------------------------------------------
                                                                                        PERIOD FROM
                                                                                      APRIL 15, 1992
                                                                                     (COMMENCEMENT OF
                                              YEARS ENDED DECEMBER 31,              OPERATIONS) THROUGH
                                    ---------------------------------------------      DECEMBER 31,
                                      1996       1995         1994         1993            1992
                                    --------   --------   ------------   --------   -------------------
NET ASSET VALUE -- BEGINNING OF
  PERIOD                            $  13.48   $  10.92     $  11.20     $  10.46         $ 10.00
  Net investment income                 0.21       0.23         0.18         0.26            0.10
  Net realized gain (loss) and
     unrealized appreciation
     (depreciation) on investments      3.29       2.96        (0.28)        0.74            0.48
                                    --------   --------     --------     --------         -------
     Total from investment
       operations                       3.50       3.19        (0.10)        1.00            0.58
                                    --------   --------     --------     --------         -------
  Distributions from net
     investment income                 (0.22)     (0.23)       (0.18)       (0.26)          (0.10)
  Distributions from net realized
     gain from investment
     transactions                      (0.48)     (0.40)          --           --           (0.02)
                                    --------   --------     --------     --------         -------
     Total distributions               (0.70)     (0.63)       (0.18)       (0.26)          (0.12)
                                    --------   --------     --------     --------         -------
     Net increase (decrease) in
       net asset value                  2.80       2.56        (0.28)        0.74            0.46
                                    --------   --------     --------     --------         -------
NET ASSET VALUE -- END OF PERIOD    $  16.28   $  13.48     $  10.92     $  11.20         $ 10.46
                                    ========   ========     ========     ========         =======
Total Return                           26.14%     29.35%       (0.90%)       9.61%          10.92%*
Ratios and supplemental data:
  Net Assets, end of period (000)   $211,474   $ 81,237     $ 60,442     $ 38,926         $18,800
  Ratio of expenses to average net
     assets                             0.52%      0.54%        0.56%        0.59%           0.69%*
  Ratio of net investment income
     to average net assets              1.53%      1.89%        1.76%        2.82%           1.95%*
  Portfolio turnover                   22.19%     20.28%       11.21%       16.87%           5.01%
  Average commission rate paid**      5.8677c        --           --           --              --

------------------------------------------------------
   * Ratios and total return are annualized for periods of less than one year.

  ** Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               29

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                               TOTAL RETURN FUND
                                             ------------------------------------------------------
                                                            YEARS ENDED DECEMBER 31,
                                             ------------------------------------------------------
                                                1996        1995       1994       1993       1992
                                             ----------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD       $    11.54   $   9.70   $  10.10   $   9.46   $   9.07
  Net investment income                            0.24       0.31       0.21       0.23       0.25
  Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments                                   2.26       2.49      (0.10)      0.79       0.48
                                             ----------   --------   --------   --------   --------
     Total from investment operations              2.50       2.80       0.11       1.02       0.73
                                             ----------   --------   --------   --------   --------
  Distributions from net investment income        (0.25)     (0.31)     (0.28)     (0.24)     (0.25)
  Distributions from net realized gain from
     investment transactions                      (0.52)     (0.65)     (0.23)     (0.14)     (0.09)
                                             ----------   --------   --------   --------   --------
     Total distributions                          (0.77)     (0.96)     (0.51)     (0.38)     (0.34)
                                             ----------   --------   --------   --------   --------
     Net increase (decrease) in net asset
       value                                       1.73       1.84      (0.40)      0.64       0.39
                                             ----------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD             $    13.27   $  11.54   $   9.70   $  10.10   $   9.46
                                             ==========   ========   ========   ========   ========
Total Return                                      21.84%     29.09%      1.07%     10.92%      8.18%
Ratios and supplemental data:
  Net Assets, end of period (000)            $1,179,876   $814,964   $534,821   $456,243   $334,917
  Ratio of expenses to average net assets          0.51%      0.51%      0.52%      0.53%      0.53%
  Ratio of net investment income to average
     net assets                                    1.99%      2.84%      2.76%      2.51%      2.69%
  Portfolio turnover                              16.18%     16.12%     12.06%      9.79%     12.48%
  Average commission rate paid*                  4.7577c        --         --         --         --

------------------------------------------------------
* Represents the total amount of commissions paid in portfolio equity transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

See accompanying notes to financial statements.

 30              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                              GOVERNMENT BOND FUND
                                              ----------------------------------------------------
                                                            YEARS ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1996       1995       1994       1993       1992
                                              --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD        $  11.36   $  10.20   $  11.26   $  10.92   $  11.24
  Net investment income                           0.69       0.71       0.69       0.71       0.98
  Net realized gain (loss) and unrealized
     appreciation (depreciation) on
     investments                                 (0.32)      1.16      (1.06)      0.32      (0.14)
                                              --------   --------   --------   --------   --------
     Total from investment operations             0.37       1.87      (0.37)      1.03       0.84
                                              --------   --------   --------   --------   --------
  Distributions from net investment income       (0.69)     (0.71)     (0.69)     (0.66)     (0.93)
  Distributions from net realized gain from
     investment transactions                        --         --         --      (0.03)     (0.23)
                                              --------   --------   --------   --------   --------
     Total distributions                         (0.69)     (0.71)     (0.69)     (0.69)     (1.16)
                                              --------   --------   --------   --------   --------
     Net increase (decrease) in net asset
       value                                     (0.32)      1.16      (1.06)      0.34      (0.32)
                                              --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD              $  11.04   $  11.36   $  10.20   $  11.26   $  10.92
                                              ========   ========   ========   ========   ========
Total return                                      3.49%     18.74%    (3.23)%      9.52%      7.87%
Ratios and supplemental data:
  Net Assets, end of period (000)             $459,247   $454,016   $391,253   $433,584   $301,841
  Ratio of expenses to average net assets         0.51%      0.51%      0.51%      0.53%      0.53%
  Ratio of net investment income to average
     net assets                                   6.23%      6.45%      6.46%      5.91%      8.75%
  Portfolio turnover                             33.75%     97.05%    111.40%    175.37%     73.75%

------------------------------------------------------

See accompanying notes to financial statements.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               31

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                              FINANCIAL HIGHLIGHTS

          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                               MONEY MARKET FUND
                                              ----------------------------------------------------
                                                            YEARS ENDED DECEMBER 31,
                                              ----------------------------------------------------
                                                1996       1995       1994       1993       1992
                                              --------   --------   --------   --------   --------
NET ASSET VALUE -- BEGINNING OF PERIOD        $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
  Net investment income                           0.05       0.06       0.04       0.03       0.03
  Distributions from net investment income       (0.05)     (0.06)     (0.04)     (0.03)     (0.03)
                                              --------   --------   --------   --------   --------
  Net increase (decrease) in net asset value        --         --         --         --         --
                                              --------   --------   --------   --------   --------
NET ASSET VALUE -- END OF PERIOD              $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                              ========   ========   ========   ========   ========
Total Return                                      5.12%      5.66%      3.88%      2.76%      3.40%
Ratios and supplemental data:
  Net Assets, end of period (000)             $983,529   $737,408   $828,027   $351,798   $330,011
  Ratio of expenses to average net assets         0.51%      0.52%      0.54%      0.53%      0.53%
  Ratio of net investment income to average       5.00%      5.51%      4.00%      2.72%      3.36%
     net assets

------------------------------------------------------

See accompanying notes to financial statements.

 32              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nationwide Separate Account Trust (Trust) is a diversified, open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust offers shares only to life insurance company separate accounts to fund the benefits under variable insurance or annuity policies issued by life insurance companies. The Trust was organized as a Massachusetts Trust effective June 30, 1981. To date, only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (formerly Financial Horizons Life Insurance Company), which are affiliated companies, have purchased shares.

The Trust offers shares in five series: Small Company Fund, Capital Appreciation Fund, Total Return Fund, Government Bond Fund and Money Market Fund. The Trust was amended in 1995 to create the Small Company Fund. On October 23, 1995, the Small Company Fund was capitalized through the sale of shares to Nationwide Life Insurance Company in the amount of $5,000,000, at which time the Small Company Fund became effective and sales of shares commenced.

On January 4, 1997, the Nationwide Separate Account Trust Income Fund became effective. The Fund has not commenced operations.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION

A) SMALL COMPANY, CAPITAL APPRECIATION, TOTAL RETURN AND GOVERNMENT BOND

  Securities are valued at the closing price of the securities exchange on which such securities are primarily traded. Listed securities for which no sale was reported on the valuation date are valued at quoted bid prices. Securities not listed on an exchange or for which there were no transactions are valued at their most recent bid price, or where no prices are available, at fair market value, using procedures authorized by the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at prevailing exchange rates. Forward currency exchange contracts are also valued at the prevailing exchange rates.

  The value of a repurchase agreement generally equals the purchase price paid by the Fund (cost) plus the interest accrued to date. The seller, under the repurchase agreement, is required to maintain the market value of the underlying collateral at not less than the value of the repurchase agreement. Securities subject to repurchase agreements are held by the Federal Reserve/Treasury book-entry system or by the Fund's custodian or an approved sub-custodian.

B) MONEY MARKET

  Securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               33

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSACTIONS (SMALL COMPANY FUND)

Fluctuation in the value of investments resulting from changes in foreign exchange rates are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities resulting from changes in exchange rates.

The Fund enters into forward currency exchange contracts which are obligations to purchase or sell a foreign currency at a specified rate on a certain date in the future. A net realized gain or loss would be incurred if the value of the contract increases or decreases between the date the contract is opened and the date it is closed. Forward currency contracts are marked to market daily and this change in value is reflected in the Statement of Assets and Liabilities as a net receivable or payable for foreign currency contracts purchased.

At or before the closing of a forward contract, the Small Company Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices.

Forward exchange contracts are used in hedging the risks associated with commitments to purchase securities denominated in foreign currencies for agreed amounts. The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The Fund could be exposed to risk if a counter party is unable to meet the terms of a forward or if the value of the currency changes unfavorably. The projection of short-term currency market movements is difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FEDERAL INCOME TAXES

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. To the extent net realized gains are offset through the application of a capital loss carryover, they will not be distributed to shareholders but will be retained by the Trust. Each Fund is treated as a separate taxable entity.

As of December 31, 1996, the Government Bond and Money Market Funds had net capital loss carry forwards in the amounts of $4,334,590 and $6,604, respectively, The Government Bond Fund carry forward will expire within 6 years and the Money Market Fund carry forward will expire within 7 to 8 years.

The Small Company Fund intends to elect for Federal income tax purposes to treat approximately $296,817 of net capital losses that arose during the period ended December 31, 1996, as if such losses arose on January 1, 1997.

 34              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

ORGANIZATION EXPENSES

Initial organization expenses of the Small Company Fund were paid by the advisor and will be reimbursed by the Fund. Such organization costs have been deferred and will be amortized ratably over a period of sixty months from the commencement of operations. If any of the initial shares are redeemed before the end of the amortization period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or for foreign securities, it is recorded as soon as the information becomes available. Interest income is recorded on an accrual basis and includes, where applicable, the pro-rata amortization of premium or discount.

EXPENSES

Expenses directly attributed to each Fund are charged to that Fund. Expenses applicable to all funds in the Trust are allocated based on average net assets.

DIVIDENDS TO SHAREHOLDERS

A) SMALL COMPANY, CAPITAL APPRECIATION, TOTAL RETURN AND GOVERNMENT BOND

  Dividend income is recorded on the ex-dividend date. Dividends from net investment income are paid quarterly.

B) MONEY MARKET

  Dividends from net investment income are declared daily and paid monthly.

C) ALL FUNDS

  Net realized gains, if any, are declared and distributed at least annually.

  Dividends and distributions to shareholders are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are considered either permanent or temporary in nature. In accordance with AICPA Statement of Position 93-2, permanent differences are reclassified within the capital accounts based on their nature for Federal income tax purposes; temporary differences do not require reclassification. Dividends and distributions that exceed net investment income and net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income and net realized gains. To the extent distributions exceed current and accumulated earnings and profits for Federal income tax purposes, they are reported as distributions of capital.

  Accordingly, the undistributed (distributions in excess of) net investment income, distributions in excess of net realized gain and capital have been adjusted as of October 31, 1995 and October 31, 1996 by the following amounts:

                                               Undistributed
                                        (distributions in excess of)     Distributions in excess of
                                               net investment                   net realized
                 10/31/95                          income                           gain                 Capital
   -----------------------------------------------------------------    ----------------------------    ---------
   Capital Appreciation Fund                     $   (1,329)                      $  1,329                     --
   Total Return Fund                               (227,335)                       227,335                     --

                 10/31/96
   -------------------------------------
   Small Company Fund                               (64,602)                        64,602                     --
   Small Company Fund                                    --                         58,538              $ (58,538)
   Money Market Fund                                  3,388                             --                 (3,388)

                NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT               35

                       NATIONWIDE SEPARATE ACCOUNT TRUST

                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

NOTE 2 - TRANSACTIONS WITH AFFILIATES

As investment manager for the Trust, Nationwide Advisory Services, Inc. (NAS), an affiliated company, earns an annual management fee of .5% based on the average daily net assets of the Capital Appreciation Fund, Total Return Fund, Government Bond Fund and Money Market Fund; this fee would not be payable in full if the effect of such payment would increase total expense (excluding taxes other than payroll taxes and brokerage commissions on portfolio transactions) to an amount exceeding 1% of average daily net assets for any fiscal year. Such limitations on total expenses did not affect management fees during the periods covered by the financial statements.

As investment manager for the Small Company Fund, NAS earns an annual management fee of 1.00% of average daily net assets. From such fees pursuant to sub-investment advisory agreements, NAS pays subadvisory fees to The Dreyfus Corporation, Neuberger and Berman, L.P., Pictet International Management Limited, Strong Capital Management, Inc., Van Eck Associates Corporation and Warburg, Pincus Consellors, Inc. based on average daily net assets of the portion of the Small Company Fund under their management. For the year ended December 31, 1996, NAS collected $851,352 in fees from the Small Company Fund, and paid $483,572 in fees to the sub-investment advisors.

A subsidiary of NAS (Nationwide Investors Services, Inc.) acts as Transfer and Dividend Disbursing Agent for the Trust.

NOTE 3 - BANK LOANS

The Trust has an unsecured bank line of credit of $25,000,000. Borrowing under this arrangement bears interest at the Federal Funds rate plus .50%. No compensating balances are required. There were no outstanding balances at December 31, 1996.

NOTE 4 - INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding U.S. government obligations, short-term securities and forward currency exchange contracts) and U.S. government obligations for the year ended December 31, 1996 are summarized as follows:

                                       LONG-TERM SECURITIES       U.S. GOVERNMENT OBLIGATIONS
                                    ---------------------------   ---------------------------
                                     PURCHASES        SALES        PURCHASES        SALES
                                    ------------   ------------   ------------   ------------
      Small Company Fund            $231,307,931   $ 99,827,411   $ 37,166,169   $ 35,055,079
      Capital Appreciation Fund      123,666,540     28,546,220        --             --
      Total Return Fund              345,941,418    142,341,368    241,988,061    262,126,878
      Govt. Bond Fund                 22,663,696     15,420,295    134,663,481    122,169,245
      Money Market Fund                  --             --          26,803,774        --

Realized gains and losses have been computed on the first-in, first-out basis. Included in net unrealized appreciation at December 31, 1996, based on cost for Federal income tax purposes, excluding forward currency contracts for the Small Company Fund, are the following components:

                                                     GROSS          GROSS          NET
                                                   UNREALIZED    UNREALIZED     UNREALIZED
                                                     GAINS         LOSSES      APPRECIATION
                                                  ------------   -----------   ------------
      Small Company Fund                          $ 19,084,551   $(5,414,368)  $ 13,670,183
      Capital Appreciation Fund                     41,832,820    (2,334,406)    39,498,414
      Total Return Fund                            304,921,518    (5,501,093)   299,420,425
      Government Bond Fund                          11,452,611    (3,167,921)     8,284,690

 36              NATIONWIDE SEPARATE ACCOUNT TRUST ANNUAL REPORT

                                   APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

         A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.       Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
1.


Investment Grade

         AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

         A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

         Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C'
the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

         B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

         CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

         CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

         C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

         D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                   FITCH INVESTORS SERVICE, INC. BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell, or hold any security. ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C        Bonds are in imminent default in payment of interest or principal.

DDD, Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and DD should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.


                   DUFF & PHELPS, INC. LONG-TERM DEBT RATINGS

         These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

         Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

         The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

Rating
Scale             Definition

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+               High credit quality. Protection factors are
AA                strong. Risk is modest, but may vary slightly
AA-               from time to time because of economic conditions.

A+                Protection factors are average but adequate.
A                 However, risk factors are more variable and
A-                greater in periods of economic stress.

BBB+              Below average protection factors but still
BBB               considered sufficient for prudent investment.
BBB-              Considerable variability in risk during economic cycles.

BB+               Below investment grade but deemed likely to meet
BB                obligations when due. Present or prospective
BB-               financial protection factors fluctuate according to
                  industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                Below investment grade and possessing risk that
B                 obligations will not be met when due. Financial
B-                protection factors will fluctuate widely according to
                  economic cycles, industry conditions and/or company fortunes.
                  Potential exists for frequent Changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP                Preferred stock with dividend arrearages.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

         Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

         A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

         A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

         C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

         D Debt rated 'D' is in payment default. the 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                         STANDARD & POOR'S NOTE RATINGS

         An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

         The following criteria will be used in making the assessment:

       o Amortization schedule - the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note.

       o Source of payment - the more the issue depends on the market for its refinancing, the more likely it is to be considered a note.


         Note rating symbols and definitions are as follows:

         SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

         SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         SP-3 Speculative capacity to pay principal and interest.

                           MOODY'S SHORT-TERM RATINGS

         Moody's short-term debt ratings are opinions on the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated Prime-1 (or supporting institutions) have a superior capacity for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (I) leading market positions in well established industries, (II) high rates of return on funds employed, (III) conservative capitalization structures with moderate reliance on debt and ample asset protection, (IV) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (V) well established access to a range of financial markets and assured sources of alternative liquidity.

         Issuers rated Prime-2 (or supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
         Issuers rated Prime-3 (or supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the prime rating categories.

                              MOODY'S NOTE RATINGS

         MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

         MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         SG This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

                           FITCH'S SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'f-1+'.

F-2 Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

F-3 Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.


LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


                      DUFF & PHELPS SHORT-TERM DEBT RATINGS

         Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt.
Asset-backed commercial paper is also rated according to this scale.

         Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

Rating Scale      Definition
------------      ----------

                  High Grade

D-1+ Highest certainty of timely payment. short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  Good Grade

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  Satisfactory Grade

D-3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  Non-investment Grade

D-4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  Default

D-5 Issuer failed to meet scheduled principal and/or interest payments.


                          THOMSON'S SHORT-TERM RATINGS

         The Thomson Short-Term Ratings apply, unless otherwise noted, to specific debt instruments of the rated entities with a maturity of one year or less. Thomson short-term ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

         TBW-1 the highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

         TBW-2 the second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

         TBW-3 the lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4 the lowest rating category; this rating is regarded as non-investment grade and therefore speculative.


                             IBCA SHORT-TERM RATINGS

         IBCA short-term ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The short-term ratings relate to debt which has a maturity of less than one year.

         IBCA issues ratings and reports on the largest U.S. and international bank holding companies, as well as major investment banks. IBCA's short-term rating system utilizes a dual system--Individual Ratings and Legal Ratings. The Individual Rating addresses 1) the current strength of consolidated banking companies and their principal bank subsidiaries. A consolidated bank holding company/bank with an "A" rating has a strong balance sheet, and a favorable credit profile without significant problems. A "B" rating indicates sound credit profile without significant problems. Performance is generally in line with or better than that of its peers. The legal rating addresses the question of whether an institution would receive support if it ran into difficulties. Issues rated "A-1" are obligations supported by a very strong capacity for timely repayment. Issues rated "A-2" have a very strong capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

         A1 Obligations supported by the highest capacity for timely repayment.

         A2       Obligations supported by a good capacity for timely repayment.

         A3 Obligations supported by a satisfactory capacity for timely repayment.

         B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

         C Obligations for which there is a high risk of default or which are currently in default.

         D        Obligations which are currently in default.